LEASE BETWEEN

                               G.S. 505 PARK, LLC

                                       AND

                          CONTINENTAL CHOICE CARE, INC.











                   PREMISES: PORTION OF THE SECOND (2ND) FLOOR
                                 505 PARK AVENUE
                               NEW YORK, NEW YORK











                     This draft lease, any other draft lease, and/or any correspondence, writings, communications or other documents delivered or exchanged between Landlord and Tenant shall in no event be deemed to be an offer or an agreement to lease or to enter into a lease on the terms set forth herein or otherwise and no lease, or agreement to lease, shall be binding on either Landlord or Tenant except and until as expressly set forth in
Section 45(J) of this draft lease.

                                TABLE OF CONTENTS


LEASE
-----

ARTICLE                                                                PAGE NO.
-------                                                                --------

1.   COMMENCEMENT OF TERM:...................................................1
2.   OCCUPANCY:..............................................................2
3.   RENT:...................................................................3
4.   DEFINITIONS:............................................................3
5.   AJUSTMENTS OF RENT:.....................................................4
6.   LATE PAYMENT CHARGE:....................................................7
7.   ALTERATIONS:............................................................7
8.   SERVICES PROVIDED BY LANDLORD - REPAIRS, WATER,
     ELEVATORS, HEAT, CLEANING, AIR CONDITIONING.............................9
9.   WINDOW CLEANING:........................................................10
10.  REQUIREMENTS OF LAW, FIRE INSURANCE, FLOOR LOADS:.......................10
11.  SUBORDINATION:..........................................................11
12.  PROPERTY - LOSS, DAMAGE, REIMBURSEMENT, INDEMNITY:......................12
13.  DESTRUCTION, FIRE AND OTHER CASUALTY:...................................13
14.  EMINENT DOMAIN:.........................................................14
15.  ASSIGNMENT, MORTGAGE, ETC.:.............................................14
16.  ELECTRIC CURRENT:.......................................................16
17.  ACCESS TO PREMISES:.....................................................17
18.  VAULT, VAULT SPACE, AREA:...............................................18
19.  BANKRUPTCY:.............................................................18
20.  DEFAULT:................................................................19
21.  REMEDIES OF LANDLORD AND WAIVER OR REDEMPTION:..........................19
22.  FEES AND EXPENSES:......................................................20
23.  NO REPRESENTATIONS BY LANDLORD:.........................................21
24.  END OF TERM:............................................................21
25.  QUIET ENJOYMENT:........................................................21
26.  FAILURE TO GIVE POSSESSION:.............................................21
27.  NO WAIVER:..............................................................22
28.  WAIVER OF TRIAL BY JURY:................................................22
29.  INABILITY TO PERFORM:...................................................22
30.  CAPTIONS:...............................................................22
31.  ADJACENT EXCAVATION - SHORING:..........................................23
32.  RULES AND REGULATIONS:..................................................23
33.  SECURITY:...............................................................23
34.  SUCCESSORS AND ASSIGNS:.................................................24
35.  INSURANCE:..............................................................24
36.  BROKERAGE:..............................................................25
37.  ESTOPPEL CERTIFICATE:...................................................25
38.  HOLDING OVER:...........................................................25
39.  NOTICES:................................................................26
40.  CHANGE OF LOCATION:.....................................................26
41.  LANDLORD'S CONTRIBUTION:................................................27
42.  CERTAIN RIGHTS RESERVED TO LANDLORD:....................................28
43.  HAZARDOUS MATERIALS:....................................................28
44.  CONDOMINIUM CONVERSION:.................................................28
45.  MISCELLANEOUS:..........................................................29

EXHIBIT A - LEASED PREMISES

EXHIBIT B - RULES AND REGULATIONS

EXHBIT C - LEASE COMMENCEMENT AGREEMENT

           AGREEMENT OF LEASE, made as of this 25th day of July, 2000, between G.S. 505 PARK, LLC having an address c/o Glorious Sun (New York) Inc., 70 West 40th Street, 3rd Floor, New York, New York 10018, party of the first part (hereinafter referred to as "Landlord" or as "Owner"), and CONTINENTAL CHOICE CARE, INC., a New Jersey corporation, having an address at 44 Aspen Drive, Livingston, New Jersey 07039, party of the second part (hereinafter referred to as "Tenant"),

           WITNESSETH: Landlord hereby leases to Tenant and Tenant hereby hires from Landlord a portion of the second (2nd) floor substantially as shown on the floor plan annexed hereto as Exhibit A and made a part hereof (the "Premises," "premises" or "demised premises") in the building known as 505 Park Avenue, New York, New York (the "Building" or "building"; said Building together with the land on which it is located (the "Land") and all other improvements thereon being called the "Property"), on the terms and conditions hereinafter set forth.

           The parties hereto, for themselves, their heirs, distributees, executors, administrators, legal representatives, successors and assigns, hereby covenant as follows:


COMMENCEMENT OF TERM:

           1. (A) The term of this Lease (the "Term" or "term" shall commence on a date (the "Commencement Date") which is the earlier to occur of (i) the date Landlord delivers vacant possession of the Premises to Tenant, or (ii) the date Tenant or anyone claiming by, under or through Tenant shall first occupy any part of the Premises for any purpose including the preparation of the same for Tenant's initial occupancy, and shall end on the last day of the month in which occurs the day preceding the eight (8) year one (1) month anniversary of the Commencement Date (the "Expiration Date") or until such term shall sooner cease and terminate as herein provided. In no event shall the Commencement Date occur prior to August 1, 2000. When the Commencement Date has been determined by Landlord, at Landlord's request, Tenant shall within ten (10) days after such request, execute a written agreement, substantially in the form annexed hereto as Exhibit C. Any failure of Landlord to send, or Tenant to execute such written agreement shall not affect the validity of the Commencement Date as fixed and determined by Landlord as aforesaid.

           (B) Tenant shall accept possession of the Premises in its "as is" condition. Landlord shall be under no obligation to make any changes, improvements, or alterations to the Premises to prepare the same for Tenant's occupancy. The taking of occupancy of the whole or any part of the Premises by Tenant shall be conclusive evidence as against Tenant and Tenant shall have accepted possession of the Premises and that the Premises shall be in good and satisfactory condition at the time such occupancy shall be no taken.

           (C) Tenant acknowledges that the Premises currently is leased to another tenant, and that such lease is due and expire on July 31, 2003; however, Landlord has reached an agreement which such tenant for the surrender of the Premises by July 31, 2000 and is currently preparing a written agreement to document such surrender. Notwithstanding anything herein to the contrary, if Landlord fails to deliver vacant possession of the Premises to Tenant on or before October 31, 2000 (the "Outside Date"), either party may, as its sole and exclusive remedy, terminate this Lease upon prior written notice to the other party (the "Cancellation Notice") which notice must be received by Landlord or Tenant, as the case may be, no later than five (5) days after the Outside Date (time being of the essence). If either party so elects to terminate this Lease, the same will be deemed cancelled and terminated upon the other party's receipt of the Cancellation Notice and neither party shall have any further liability to the other hereunder, except pursuant to those provisions which expressly survive the expiration or sooner termination of this Lease. Notwithstanding anything herein to the contrary, if Landlord delivers vacant possession of the Premises to Tenant prior to Landlord's receipt of Tenant's Cancellation Notice, Tenant's Cancellation Notice shall be null and void and of no force or effect and this Lease shall remain in full force and effect. The provisions of this Section are intended to constitute "and express provision to the contrary" within the meaning of Section 223-a of the New York Real Property Law.

OCCUPANCY:

           2. (A) Tenant shall use and occupy the Premises for executive and general offices and for no other purpose whatsoever. Tenant shall not use the Premises or any part thereof for:

           (i)    sale at retail of any products or materials;

           (ii)   the conduct of a public auction of any kind;

           (iii) the conduct of a bank, trust company, savings bank, safe deposit, savings and loan association or bank or any branches of any of the foregoing or a loan company business;

           (iv) the issuance and sale of traveler's checks, foreign drafts, letters of credit, foreign exchange or domestic money order or the receipt of money for transmission;

           (v)    an employment agency;

           (vi) product display activities (such as those of a manufacturer's representative);

           (vii) offices or agencies of a foreign government or political subdivisions thereof;

           (viii) offices of any governmental bureau or agency of the United States or any state or political subdivision thereof;

           (ix) offices of any public utility company, other than corporate, executive or legal staff offices;

           (x) data processing services rendered primarily to others than Tenant and which are not strictly ancillary to Tenant's business;

           (xi)   health care professionals;

           (xii) schools or other training or educational uses (other than those which are strictly ancillary to Tenant's business, such as training of Tenant's personnel);

           (xiii) clerical support concerns rendering clerical support services primarily to others than Tenant or performing functions other than those which are strictly ancillary to Tenant's business;

           (xiv)  reservation centers for airlines or for travel agencies;

           (xv) broadcasting centers for communications firms, such as radio and television stations, and

           (xvi) any other use or purposes which, (i) in the reasonable judgment of Landlord, is not in keeping with the character and dignity of the Property or (ii) involves the receiving of the general public for the purpose of the dispensing of any services provided by Tenant.

           (B) Tenant will not make or permit to be made any use of the Premises or any part thereof which would violate any of the covenants, agreements, terms, provisions and conditions of this Lease or which directly or indirectly is forbidden by public law, ordinance or governmental regulations or which may be dangerous to life, limb, or property, or which may invalidate or increase the premium cost of any policy of insurance carried on the Property or concerning its operation, or which will suffer or permit the Premises or any part thereof to be used in any manner, or anything to be brought into or kept therein, which, in the reasonable judgment of Landlord, shall in any way impair or tend to impair the character, reputation or appearance of the Property as a high quality office building, or which will impair or interfere or tend to impair or interfere with any of the services performed by Landlord for the Property. In any event, Landlord makes no representation as to the condition of the Premises and Tenant agrees to accept the same subject to violations whether or not of record.


RENT:

           3. (A) Tenant shall pay Minimum Rent (as hereinafter defined) at an annual rental rate as hereinafter provided, together with all other sums of money as shall become due and payable by Tenant under this Lease (hereinafter called "additional rent" or "Additional Rent") which Tenant agrees to pay in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, in equal monthly installments in advance on the first day of each month during said term, at the office of Landlord or such other place as Landlord may designate, without any set off or deduction whatsoever, except that Tenant shall pay the first full monthly installment(s) on the execution hereof (unless this Lease be a renewal). In the event that, at the commencement of the term of this Lease, or thereafter, Tenant shall be in default in the payment of rent to Landlord pursuant to the terms of another lease with Landlord or with Landlord's predecessor in interest, Landlord may at Landlord's option and without notice to Tenant add the amount of such arrearages to any monthly installment of rent payable hereunder and the same shall be payable to Landlord as additional rent. The Minimum Rent and Additional Rent are collectively referred to herein as the "rent."

           (B) Tenant shall pay minimum annual rent, inclusive of any payment for electricity pursuant to Article 16 hereof (the "Minimum Rent"), as follows:

                  (i) Two Hundred Twelve Thousand Ninety-Seven and 00/100 Dollars ($212,097.00) per annum for the period beginning on the Commencement Date and ending on the last day of the month preceding the month in which occurs the fourth (4th) anniversary of the Commencement Date payable in advance in equal monthly installments of $17,674.75; and

                  (ii) Two Hundred Twenty-Three Thousand Two Hundred Sixty and 00/100 Dollars ($223,260.00) per annum for the period beginning on the first day of the month in which occurs the fourth (4th) anniversary of the Commencement Date and ending on the Expiration Date, payable in advance in equal monthly installments of $18,065.00.

           (C) If the Minimum Rent hereunder shall commence on any day other than the first day of a calendar month, the Minimum Rent for such calendar month shall be prorated.

           (D) Notwithstanding the foregoing, the Minimum Rent payable by Tenant in an amount equal to $16,744.50 per month (the "Abatement Amount") shall be abated for a period of one (1) month beginning on the Commencement Date (hereinafter called the "Abatement Period"). Tenant acknowledges, however, that if this Lease shall terminate due to a default by Tenant hereunder or if this Lease shall be rejected in the case of a bankruptcy, the Minimum Rent otherwise abated pursuant to this paragraph shall be immediately due and payable.


DEFINITIONS:

           4. The following definitions shall have the meanings set forth below:

           (A) The term "office," or "offices", wherever used in this Lease, shall not be construed to mean premises used as a store or stores, for the sale or display, at any time, of goods, wares or merchandise, of any kind, or as a restaurant, shop, booth, bootblack or other stand, barber shop, or for other similar purposes or for manufacturing. The term "Landlord" as used in this Lease means only the owner, or the mortgagee in possession, for the time being of the Land and building (or the owner of a lease of the building or of the Land and building) so that in the event of a sale or lease of said building, or of the Land and building, the said Landlord shall be and hereby is entirely freed and relieved of all covenants and obligations of Landlord hereunder, and it shall be deemed and construed without further agreement between the parties or their successors in interest, or between the parties and the purchaser, at any such sale, or the said lessee of the building, or of the land and building, that the purchaser or the lessee of the building has assumed and agreed to carry out any and all covenants and obligations of Landlord, hereunder, the words "re-enter" and "re-entry" as used in this Lease are not restricted to their technical legal meaning. The term "business days" as used in this Lease shall exclude Saturdays, Sundays and all days observed by the State or Federal Government as legal holidays and those designated as holidays by the applicable building service union employees service contract or by the applicable Operating Engineers contract with respect to HVAC service.

           (B) "Brokers" shall mean Cushman & Wakefield, Inc. and Norman Bobrow & Co.

           (C) "Legal Requirements" shall mean all laws, codes, statutes and ordinances and the orders, rules, regulations, directives and requirements of all federal, state, county, city and borough departments, bureaus, boards, agencies, offices, commissions and other subdivisions thereof, or of any official thereof, or of any other governmental public or quasi-public authority, whether now or hereafter in force.

           (D) "Prime Rate" shall mean the annual interest rate that is three (3%) percent per annum above the then published prime interest rate upon unsecured loans charged by The Chase Manhattan Bank, N.A. on loans of 90 days.


ADJUSTMENTS OF RENT:

           5. (A) Definitions as used herein:

              (i) "TAXES" shall mean (1) the amount finally determined to be legally payable, by legal proceedings or otherwise, (2) of all real estate taxes or other taxes imposed in substitution thereof, assessments (including for any Business Improvement District), and other governmental impositions and charges of every kind whatsoever, nonrecurring as well as recurring, special or extraordinary as well as ordinary, foreseen and unforeseen, and each and every installment thereof, which shall be levied, assessed or imposed, or become due and payable or become liens upon, or arise in connection with the use, occupancy or possession of, the Property or any part thereof or interest therein during the term of this Lease, and (3) all costs and expenses (including reasonable attorneys' fees and disbursements) incurred by Landlord in contesting the assessment of the Property for real estate tax purposes or in otherwise contesting the amount of any of the real estate taxes or other governmental charges described above. If, due to a change in the method of taxation, a new or additional tax, however designated, shall be levied against Landlord, and/or the Property, in addition to or in substitution, in whole or in part, for any tax which would otherwise constitute "Taxes", or in lieu of additional Taxes, such tax or imposition shall be deemed for the purposes hereof to be included within the term "Taxes". Anything to the contrary herein notwithstanding, Taxes shall not be deemed to include any franchise or income tax imposed upon or assessed against Landlord, unless such taxes are levied, assessed or imposed in lieu of or as a substitute for the whole or any part of the taxes, assessments, levies or impositions that now constitute Taxes.

              (ii) "Tax Base" shall mean the average of (i) the Taxes for the July 1, 1999 to June 30, 2000 Tax Year and (ii) the Taxes for the July 1, 2000 to June 30, 2001 Tax Year.

              (iii) "Tenant's Proportionate Share" shall mean 1.69%. (iv) "Tax Year" shall mean each period of twelve months, commencing on the first day of July, in which occurs any part of the Term or such other period as may hereafter be adopted as the fiscal year for real estate tax purposes of The City of New York.

              (v) "Landlord's Tax Statement" shall mean an annual statement setting forth the amount payable by Tenant for a specified Tax Year pursuant to this Article 5.

              (vi) "Operating Year" shall mean each calendar year, subsequent to the calendar year 2000, in which occurs any part of the term of this Lease.

              (vii) "Base Wage Rate" shall mean the Wage Rate for the calendar year 2000.

              (viii) "Wage Rate Multiple" shall mean 3,721.

              (ix) "Wage Rate" shall mean with respect to any Operating Year the regular average hourly wage rate required to be paid to Porters in Class A Office Building pursuant to any agreement between the Building or the Realty Advisory Board on Labor Relations, Incorporated or any successor thereto (hereinafter referred to as "R.A.B.") and Local 32B/32J of the Building Service Employees International Union AFL-CIO, or any successor thereto (hereinafter referred to as "Local 32B") in effect during such Operating Year, provided that if any such agreement shall require Porters to be regularly employed on days or during hours when overtime or other premium pay rates are in effect, then the term "regular average hourly wage rate" shall mean the regular average hourly wage rate for the hours in a calendar week in which Porters are required to be regularly employed (whether or not actually at work in the Building). The computation of the regular average hourly wage rate shall be on the same basis whether based on an hourly or other pay scale but predicated on the number of hours in such respective work weeks, whether paid by Landlord or any independent contractor. Such regular average hourly wage rate shall be exclusive of so-called "fringe benefits". If there is no such agreement in effect as of the date of any Landlord's Statement on which such regular average hourly wage rate is determinable, the computations shall be made on the basis of the regular average hourly wage rate being paid by Landlord or by the contractor performing porter or cleaning services for Landlord as of the date of such Landlord's Statement and appropriate retroactive adjustments shall be made when the regular average hourly wage rate paid as of such Landlord's Statement is finally determined. If length of service shall be a factor in determining any element of wages or fringe benefits, such as vacation pay, it shall be conclusively presumed that all employees have five years of service, and no probationary period shall be included. The Wage Rate is intended to be an index in the nature of a cost of living index, and is not intended to reflect the actual costs of wages or expenses for the Building.

              (x) "Class A Office Buildings" shall mean office buildings in the same class or category as the Building under any building operating agreement between R.A.B. and Local 32B, regardless of the designation given to such office buildings in any such agreement.

              (xi) "Landlord's Operating Statement" shall mean an annual statement setting forth the amount payable by Tenant for a specified Operating Year pursuant to this Article 5.

           (B) PAYMENTS - TAX ESCALATIONS.

              (i) If Taxes payable in any Tax Year shall exceed the Tax Base, Tenant shall pay as additional rent a sum (hereinafter referred to as "Tenant's Tax Payment") equal to Tenant's Proportionate Share of the amount by which the Taxes for such Tax Year exceed the Tax Base.

              (ii) Landlord may bill Tenant monthly for one-twelfth (1/12th) of the estimated increases in the current year in Taxes over the Tax Base. Any refund due Tenant resulting from over-estimates of actual Taxes shall be made within 45 days of receipt of actual tax amounts. Landlord shall have the sole right to institute tax reduction proceedings.

              (iii) If the Tax Year shall be changed during the Term, any Taxes for such fiscal year, a part of which is included within a particular Tax Year and a part of which is not so included, shall be equitably apportioned.

              (iv) If the Tax Base is reduced as a result of a certiorari proceeding or otherwise, the Taxes as so reduced shall for all purposes be deemed to be the Taxes comprising the Tax Base and Landlord shall give notice to Tenant of the amount by which Tenant's Tax Payments previously made were less than the Tenant's Tax Payments required to be made under this Article, and Tenant shall pay as additional rent the amount of the deficiency within ten (10) days after demand therefor.

           (C) PAYMENTS - PORTER WAGE ESCALATION.

              (i) If the Wage Rate for any Operating Year shall be greater than the Base Wage Rate, then Tenant shall pay to Landlord as Additional Rent an amount equal to one times the product obtained by multiplying the difference between the Wage Rate for such Operating Year and the Base Wage Rate (inclusive of any fractions of a cent), by the Wage Rate Multiple (hereinafter called "Tenant's Wage Rate Payment"). Any payment made pursuant to the provisions of this Section shall be effective as of, and retroactive to, if necessary, the date of any such increase in the Wage Rate (and shall remain in effect until a new adjustment becomes effective).

              (ii) On the first day of each month following the rendition by Landlord of each Landlord's Operating Statement pursuant to this Section, Tenant shall pay to Landlord a sum equal to one-twelfth (1/12th) of Tenant's Wage Rate Payment multiplied by the number of months of the then current Operating Year which shall have already elapsed and thereafter on the first day of each succeeding month, Tenant shall pay to Landlord on account of the estimated Additional Rent for the Operating Year following the Operating Year for which Landlord's Operating Statement shall have been rendered a sum equal to one-twelfth (1/12th) of Tenant's Wage Rate Payment shown on such Landlord's Operating Statement. Such Additional Rent shall become due and payable at the same time as each monthly installment of Minimum Rent. In the event that by reason of any Legal Requirement, an increase in the Wage Rate for any Operating Year is reduced or does not take effect, or increases in the Wage Rate for any Operating Year are limited or prohibited, then during the period beginning on the effective date of any such Legal Requirement and ending on the date that such Legal Requirement shall cease to be in effect (hereinafter called the "Control Period"), the Wage Rate for purposes of Tenant's Wage Rate Payment shall be deemed to increase for each Operating Year during the Control Period that the Wage Rate is affected by such Legal Requirement at the same annual rate that the same increased for the Operating Year immediately preceding the first Operating Year affected by such Legal Requirement.

           (D) In the event that the date of the expiration or other termination of this Lease shall be a day other than the last day of a Tax Year or an Operating Year, then, in such event, in applying the provisions of this Article with respect to any Tax Year (for the purpose of calculating Tenant's share of Taxes) or Operating Year (for the purpose of calculating Tenant's Wage Rate Payment), appropriate adjustments shall be made to reflect the occurrence of such event on a basis consistent with the principles underlying the provisions of this Article taking into consideration that the expiration date of this Lease occurred during a partial lease year.

           (E) In no event shall the Minimum Rent ever be reduced by operation of this Article 5. Landlord's failure to render a Landlord's Tax Statement with respect to any Tax Year or a Landlord's Operating Statement with respect to any Operating Year, respectively, shall not prejudice Landlord's right to thereafter render a Landlord's Tax Statement or Landlord's Operating Statement with respect thereto or with respect to any subsequent Tax Year or Operating Year.

           (F) Each of Landlord's Tax Statements and Landlord's Operating Statements shall be conclusive and binding upon Tenant unless (i) pending the determination of such dispute by agreement or otherwise, Tenant shall pay additional rent in accordance with the applicable Landlord's Tax Statement and/or Landlord's Operating Statement, as the case may be, without prejudice to Tenant's position, and (ii) within thirty (30) days after receipt of such Landlord's Tax Statement and/or Landlord's Operating Statement, Tenant shall notify Landlord in writing that it disputes the correctness thereof, which notice shall specify the particular respects in which the disputed Statement is inaccurate. Tenant shall have the right, during reasonable business hours and upon not less than the (10) business days' prior written notice to Landlord, to examine Landlord's books and records with respect to any Landlord's Tax Statement or Landlord's Operating Statement, provided that (a) such examination in commenced within sixty (60) days and concluded within ninety (90) days following the rendition of the Statement in question, (b) such examination may only be conducted by full-time, regular employees of an independent, reputable, certified public accounting firm, and such firm is not being compensated by Tenant for such services on a contingency or success fee basis and (c) Tenant and such accounting firm deliver a confidentiality agreement to Landlord with respect to such dispute and such examination in form and substance satisfactory to Landlord.

           (G) Tenant's obligations under this Article shall survive the expiration or earlier termination of the term of this Lease.


LATE PAYMENT CHARGE:

           6. (A) If Tenant shall fail to make any payment of Minimum Rent or Additional Rent for more than five (5) days after the same is due and payable, Tenant shall pay a late payment charge of $.05 for each $1.00 which remains unpaid to compensate Landlord for additional expenses in processing such late payment. In addition, if Tenant fails to pay any Minimum Rent or Additional Rent when due, Tenant shall pay interest thereon from the date due until the date paid at an annual rate of 10%, and such interest shall be deemed to be Additional Rent hereunder.

           (B) If any check of Tenant shall be returned for insufficient funds, there shall be an additional charge to Tenant of $50.00 and, thereafter, at the request of Landlord, Tenant shall make all payments required hereunder by certified or official bank check only.


ALTERATIONS:

           7. (A) Tenant shall make no changes in or to the Premises of any nature without Landlord's prior written consent. Subject to the prior written consent of Landlord, and to the provisions of this Article, Tenant at Tenant's expense, may make alterations, installations, additions or improvements ("Alterations") which are non-structural and which do not affect utility services or plumbing and electrical lines, in or to the interior of the Premises by using contractors or mechanics from Landlord's approved list of contractors. Tenant agrees that all Alterations shall be performed by Tenant in accordance with Landlord's Uniform Rules and Regulations for Alterations. Tenant agrees to use Landlord's approved engineer for the Building for the preparation of all construction documents and drawings pertaining to any Alterations and to use Landlord's architect to file all plans with and obtain all required permits from appropriate governmental authorities. All fixtures and all paneling, partitions, railings and like installations, installed in the premises at any time, either by Tenant or by Landlord in Tenant's behalf, shall, upon installation, become the property of Landlord and shall remain upon and be surrendered with the Premises unless Landlord, by notice to Tenant no later than twenty days prior to the date fixed as the termination of this Lease, elects to relinquish Landlord's right thereto and to have them removed by Tenant, in which event, the same shall be removed from the premises by Tenant prior to the expiration of this Lease, at Tenant's expense. Nothing in this article shall be construed to give Landlord title to or to prevent Tenant's removal of trade fixtures, moveable office furniture and equipment, but upon removal of any such items from the premises or upon removal of other installations as may be required by Landlord, Tenant shall immediately and at its expense, repair and restore the premises to the condition existing prior to installation and repair any damage to the Premises or the building due to such removal. All property permitted or required to be removed by Tenant at the end of the term remaining in the premises after Tenant's removal shall be deemed abandoned and may, at the election of Landlord, either be retained as Landlord's property or may be removed from the premises by Landlord at Tenant's expense. Tenant shall, before making any Alterations, at its expense, obtain all permits, approvals and certificates required by any governmental or quasi-governmental bodies and (upon completion) certificates of final approval thereof and shall deliver promptly duplicates of all such permits, approvals and certificates to Landlord and Tenant agrees to carry and will cause Tenant's contractors and sub-contractors to carry such workmen's compensation, general liability, personal and property damage insurance as Landlord may require. If any mechanic's lien is filed against the Premises, or the Building for work claimed to have been done for, or materials furnished to, Tenant, whether or not pursuant to this Article, the same shall be discharged by Tenant within ten days thereafter, at Tenant's expense, by filing the bond required by law.

           (B) Tenant agrees that with respect to the performance by Tenant of any Alterations costing in excess of $25,000.00, Tenant shall pay to Landlord, as additional rent hereunder, promptly upon being billed therefor, a sum equal to fifteen (15%) percent of the cost of such Alteration to compensate Landlord for its out-of-pocket and other expenses including, without limitation, the fees of any architect or engineer employed by Landlord, indirect costs, field supervision and coordination in connection therewith. Tenant shall also pay to Landlord as additional rent the actual fees of any architect, engineer or expediter employed by Landlord in connection with any Alterations performed by or on behalf of Tenant.

           (C) (i) Before proceeding with any Alteration estimated to cost in excess of $25,000.00, Tenant shall furnish to Landlord one of the following (as selected by Landlord): (a) a cash deposit or (b) a performance bond and a labor and materials payment bond (issued by a corporate surety licensed to do business in New York reasonably satisfactory to Landlord), or (c) an irrevocable, unconditional, negotiable letter of credit, issued by and drawn on a bank or trust company which is a member of the New York Clearing House Association in a form reasonably satisfactory to Landlord; each in an amount equal to two hundred (200%) percent of the estimated cost of the Alteration.

               (ii) Upon (a) the completion of the Alteration in accordance with the terms of this Article and (b) the submission to Landlord of proof evidencing the payment in full for said Alteration including, but not limited to, delivery of Waivers of Mechanic Liens (in the form set forth below), the security deposited with Landlord (or the balance of the proceeds thereof, if Tenant has furnished cash or a letter of credit and if Landlord has drawn on the same) shall be returned to Tenant.

               (iii) Upon Tenant's failure to properly perform, complete and fully pay for the said Alteration, as reasonably determined by Landlord, Landlord shall be entitled to draw on the security deposited under this Article and Article 33 to the extent it deems necessary to complete any incomplete or otherwise hazardous Alteration, to effect any necessary restoration and/or protection of the Premises or the Property and to apply such funds to the payment or satisfaction of any costs, damages or expenses in connection with the foregoing and/or Tenant's obligations under this Article and this Lease relating to Alterations and repairs, including the satisfaction of any mechanic's lien.

           (D) If in connection with any Alterations Tenant shall hire the services of any contractor or construction manager, Tenant shall enter into an agreement with such party which shall provide that such contractor or construction manager, as well as all subcontractors, materialmen and suppliers hired in connection therewith (all of the foregoing known collectively as the "Contractors"), shall upon receiving any payment respecting such Alterations deliver to Tenant a duly executed Waiver of Mechanic's Lien evidencing payment in full for the cost of work, labor and/or services theretofore furnished. Said Waivers of Mechanic's Lien shall name Landlord and Tenant as the beneficiaries of such Waivers and shall be in a form reasonably acceptable to Landlord. Prior to the commencement of any Alterations, a form of the Waiver of Mechanic's Lien to be given by each such Contractor must be approved by Landlord.

           (E) All Alterations shall be performed by Tenant in compliance with the Rules and Regulations, all applicable requirements of insurance bodies, and with Legal Requirements and the same shall be diligently performed in a good and workmanlike manner.

           (F) Tenant agrees that Tenant will not at any time during the term hereof, either directly or indirectly, use any contractors and/or labor and/or materials if the use of such contractors and/or labor and/or materials would or will create any difficulty with other contractors and/or labor engaged by Tenant or Landlord or others in the performance of any work at the Building or any part thereof.

SERVICES PROVIDED BY LANDLORD - REPAIRS, WATER,
ELEVATORS, HEAT, CLEANING, AIR CONDITIONING:

           8. (A) REPAIRS. (i) Landlord shall maintain and repair the public portions of the building, both exterior and interior. Notwithstanding anything else contained herein, Landlord shall have no obligation to pay a premium or overtime pay in connection with the performance of any repairs or maintenance required to be performed by Landlord herein. Tenant shall, throughout the term of this Lease, take good care of the Premises and the fixtures and appurtenances therein and at Tenant's sole cost and expense, make all non-structural repairs thereto as and when needed to preserve them in good working order and condition, reasonable wear and tear, obsolescence and damage from the elements, fire and other casualty, excepted. The term "appurtenances" in this Article 8 shall include, without limitation, (i) all horizontal portions of the systems and facilities of the Building within or exclusively serving the Premises, including, without limitation, ductwork, VAV boxes and light fixtures and (ii) all Alterations made by or on behalf of Tenant or any person claiming through or under Tenant. Notwithstanding the foregoing, all damage or injury to the Premises or to any other part of the building, or to its fixtures, equipment and appurtenances, whether requiring structural or non-structural repairs, caused by or resulting from carelessness, omission, neglect or improper conduct of Tenant, Tenant's servants, employees, invitees or licensees, shall be repaired promptly by Tenant at its sole cost and expense, to the satisfaction of Landlord reasonably exercised. Tenant shall also repair all damage to the building and the Premises caused by the moving of Tenant's fixtures, furniture or equipment. All the aforesaid repairs shall be of quality or class equal to the original work or construction. If Tenant fails after ten days' notice to proceed with due diligence to make repairs required to be made by Tenant, the same may be made by Landlord at the expense of Tenant and the expenses thereof incurred by Landlord shall be collectible as additional rent after rendition of bill or statement therefor. Tenant shall give Landlord prompt notice of any defective condition in any plumbing, heating system or electrical lines located in, servicing or passing through the Premises and following such notice, unless the repair thereof shall be the obligations of Tenant hereunder, Landlord shall remedy the condition with due diligence but at the expense of Tenant if repairs are necessitated by damage or injury attributable to Tenant, Tenant's servants, agents, employees, invitees or licensees as aforesaid. Except as specifically provided in Article 13 or elsewhere in this Lease, there shall be no allowance to Tenant for a diminution of rental value and no liability on the part of Landlord by reason of inconvenience, annoyance or injury to business arising from Landlord, Tenant or others making or failing to make any repairs, alterations, additions or improvements in or to any portion of the building or the Premises or in and to the fixtures, appurtenances or equipment thereof. The provisions of this Article 8 with respect to the making of repairs shall not apply in the case of fire or other casualty which are dealt with in Article 13 hereof.

               (ii) Landlord reserves the right to stop or reduce service of any of the elevator, plumbing, heating, ventilating, air-conditioning, sanitary, sprinkler, water, power or other Property systems or cleaning or other services, if any, when necessary by reason of accident or for repairs, alterations, replacements or improvements necessary to the Building, the Premises, or Property systems for the benefit of Landlord or any other party, including, without limitation, Tenant or other tenants or potential tenants of the Building, which in the judgment of Landlord for as long as may be reasonably required by reason thereof or by reason of strikes, accidents, laws, order or regulations or any other reason beyond the control of Landlord.

           (B) HVAC. (i) Landlord shall, subject to energy conservation requirements of governmental authorities, supply heating, ventilation, and air conditioning to the Premises from 8:00 A.M. to 6:00 P.M. on business days. Landlord will, when and to the extent reasonably requested by Tenant, furnish additional air conditioning and ventilation services and Tenant will pay Landlord's Building standard charge therefor. No representation is made by Landlord with respect to the adequacy or fitness of such air conditioning or ventilation to maintain temperatures as may be required for, or because of, the operation of any computer, data processing or other equipment of Tenant, and where air conditioning or ventilation is required for any such purpose, Landlord assumes no responsibility, and shall have no liability, for any loss or damage, however sustained, in connection therewith.

           (C) WATER. Landlord shall furnish adequate hot and cold water for drinking, lavatory and normal cleaning purposes. If Tenant uses water for any other purpose, Landlord may install and maintain, at Tenant's expense, meters to measure Tenant's consumption of cold water and/or hot water for such other purpose. Tenant shall reimburse Landlord on demand for the cost of cold water and hot water shown on such meters.

           (D) CLEANING. Landlord shall cause the Premises, including the exterior and interior of the exterior windows, to be cleaned in a manner standard to the Property. Landlord shall not be required to clean any portions of the Premises used for the preparation, serving or consumption of food or beverages, training rooms, data processing or reproducing operations or private lavatories or toilets. Tenant shall pay to Landlord on demand the costs incurred by Landlord for (i) extra cleaning work in the Premises required because of (1) the act, omission, misuse or neglect of or by Tenant or any subtenant or licensee, or their respective employees, agents, contractors or invitees, (2) use of portions of the Premises for special purposes requiring greater or more difficult cleaning work than required in normal office area, (3) interior glass partitions or unusual quantity of interior glass surfaces, and (4) special materials or finishes on items installed by Tenant or its subtenants, (ii) collection and removal from the Premises and the Property of any refuse or rubbish of Tenant in excess of that ordinarily accumulated in general office occupancy. Landlord and its cleaning contractor and their employees shall have after hours access to the Premises and the use of Tenant's light, power and water in the Premises as may be required for the cleaning services to be furnished by Landlord pursuant to this Article.

           (E) ELEVATOR. Landlord shall provide passenger elevator service to the Premises during business hours, and Landlord shall have at least one passenger elevator subject to call at all other times. If Tenant requires freight elevator service at any time, or more than one passenger elevator at any time other than during business hours, Landlord shall furnish such service upon not less than 48 hours' advance notice from Tenant, and Tenant shall pay to Landlord on demand Landlord's then established charges therefor. The use of the elevators shall be subject to the Rules and Regulations.


WINDOW CLEANING:

           9.Tenant will not clean, nor require, permit, suffer or allow any window in the Premises to be cleaned, from the outside in violation of Section 202 of the Labor Law or any other applicable law or of the rules of the Board of Standards and Appeals, or of any other board or body having or asserting jurisdiction.


REQUIREMENTS OF LAW, FIRE INSURANCE, FLOORS LOADS:

           10. Prior to the commencement of the Term, if Tenant is then in possession, and at all times thereafter, Tenant, at Tenant's sole cost and expense, shall promptly comply with all present and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commissions and boards and any direction of any public officer pursuant to law, and all orders, rules and regulations of the New York Board of Fire Underwriters or any similar body which shall impose any violation, order or duty upon Landlord or Tenant with respect to the Premises whether or not arising out of Tenant's use or manner of use thereof, or with respect to the building if arising out of Tenant's use or manner of use of the premises or the building (including the use permitted under this Lease). Nothing herein shall require Tenant to make structural repairs or alterations unless Tenant has by its manner of use of the Premises or method of operation therein, violated any such laws, ordinances, orders, rules, regulations or requirements with respect thereto.

Tenant may, after securing Landlord to Landlord's satisfaction against all damages, interest, penalties and expenses, including, but not limited to, reasonable attorney's fees, by cash deposit or by surety bond in an amount and in a company satisfactory to Landlord, contest and appeal any such laws, ordinances, orders, rules regulations and requirements provided same is done with all reasonable promptness and provided such appeal shall not subject Landlord to prosecution for a criminal offense or constitute a default under any lease or mortgage under which Landlord may be obligated, or cause the Premises or any part thereof to be condemned or vacated. Tenant shall not do or permit any act or thing to be done in or to the Premises which is contrary to law, or which will invalidate or be in conflict with public liability, fire or other policies of insurance at any time carried by or for the benefit of Landlord with respect to the Premises or the building, or which shall or might subject Landlord to any liability or responsibility to any person or for property damage, nor shall Tenant keep anything in the Premises except as now or hereafter permitted by the Fire Department, Board of Fire Underwriters, Fire Insurance Rating Organization or other authority having jurisdiction, and then only in such manner and such quantity so as not to increase the rate for fire insurance applicable to the building, nor use the premises in a manner which will increase the insurance rate for the building or any property located therein over that in effect prior to the commencement of Tenant's occupancy. Tenant shall pay all costs, expenses, fines, penalties, or damages, which may be imposed upon Landlord by reason of Tenant's failure to comply with the provisions of this Article and if by reason of such failure the fire insurance rate shall, at the beginning of this Lease or at any time thereafter, be higher than it otherwise would be, then Tenant shall reimburse Landlord, as additional rent hereunder, for that portion of all fire insurance premiums thereafter paid by Landlord which shall have been charged because of such failure by Tenant, and shall make such reimbursement upon the first day of the month following such outlay by Landlord. In any action or proceeding wherein Landlord and Tenant are parties a schedule or "make up" of rate for the building or Premises issued by the New York Fire Insurance Exchange or other body making fire insurance rate applicable to said premises shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rate than applicable to said premises. Tenant shall not place a load upon any floor of the Premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law. Landlord reserves the right to prescribe the weight and position of all safes, business machines and mechanical equipment. Such installation shall be placed and maintained by Tenant, at Tenant's expense, in settings sufficient, in Landlord's judgment, to absorb and prevent vibration, noise and annoyance.


SUBORDINATION:

           11. The right of Tenant under this Lease shall be and are subject and subordinate at all times to all ground leases, and/or underlying leases, if any, now or hereafter in force against the Property, and to each and every mortgage or deed of trust which may now or hereafter be placed by Landlord on its interest in the Property, and to all increases, renewals, modifications, consolidations, replacements and extensions thereof. This Article is self-operative and no further instrument of subordination shall be required. In confirmation of such subordination Tenant shall promptly execute such further instruments as may be requested by Landlord. Tenant hereby irrevocably appoints Landlord as attorney-in-fact for Tenant with full power and authority to execute and deliver in the name of Tenant any such instrument or instruments. To the extent not so provided by applicable law, in the event of the enforcement by such mortgagee or lessor of the remedies provided for by law or by the mortgage or lease, if such mortgagee or lessor or any successors or assigns of such mortgagee or lessor shall, at its or their sole option, succeed to the interest of Landlord under this Lease, whether through possessory or foreclosure action or a deed in lieu of foreclosure or otherwise, and this Lease shall not be terminated or affected by such foreclosure or any such proceedings, Tenant, at the election of such mortgagee or lessor or its successors or assigns, shall attorn to and recognize such mortgagee or lessor (or its successors or assigns) as its landlord upon the terms, covenants, conditions and agreements contained in this Lease to the same extent and in the same manner as if this Lease was direct lease between such mortgagee or lessor (or its successors or assigns) and Tenant, except that such mortgagee or lessor (or its successors or assigns), whether or not it shall have succeeded to the interest of Landlord under this Lease, shall not (a) have any liability for refusal or failure to perform or complete any work required to be performed by Landlord under this Lease to prepare the Premises for occupancy in accordance with the provisions of this Lease or otherwise, (b) be liable for any act, omission or default of any prior landlord under this Lease, (c) be subject to any offsets, claims or defenses which shall have heretofore accrued to Tenant against any prior landlord under this Lease, (d) be bound by any rent or additional rent which Tenant might have paid to any prior landlord for more than one (1) month in advance, (e) be liable for the return of any security deposit unless such security shall actually be received by such mortgagee or lessor and/or and/or (f) be bound by any cancellation, abridgement, surrender, modification or amendment of this Lease, without the prior written consent of such mortgagee or lessor or such successor in interest. Upon request by said successor in interest, Tenant shall execute and deliver an instrument or instruments confirming such attornment.


PROPERTY - LOSS, DAMAGE, REIMBURSEMENT, INDEMNITY:

           12. (A) Neither Landlord nor Landlord's agents, members, officers, directors, shareholders, partners or principals (disclosed or undisclosed) shall be liable to Tenant or Tenant's agents, employees, contractors, invitees or licensees or any other occupant of the Premises for any damages to property of Tenant or of others entrusted to employees of the Building, nor for any injury to Tenant or to any other person or for any damage to, or theft or other loss of, any of Tenant's property or of the property of any other person resulting from any cause of whatsoever nature, unless due to the gross negligence of Landlord or Landlord's agents provided, however, that even if due to any such gross negligence of Landlord or Landlord's agents, Tenant waives, to the fullest extent permitted by law, any claim for consequential damages in connection therewith; nor shall Landlord or its agents be liable for any such damage caused by other tenants or persons in, upon or about said building or caused by operations in construction of any private, public or quasi public work. If at any time any windows of the Premises are temporarily closed, darkened or bricked up (or permanently closed, darkened or bricked up, if required by law) for any reason whatsoever including, but not limited to Landlord's own acts, Landlord shall not be liable for any damage Tenant may sustain thereby and Tenant shall not be entitled to any compensation therefor nor abatement or diminution of rent nor shall the same release Tenant from its obligations hereunder nor constitute an eviction. Tenant shall not move any safe, heavy machinery, heavy equipment, bulky matter, or fixtures into or out of the building without Landlord's prior written consent. If such safe, machinery, equipment, bulky matter or fixtures requires special handling, all work in connection therewith shall comply with the Administrative Code of the City of New York and all other laws and regulations applicable thereto and shall be done during such hours as Landlord may designate.

           (B) Tenant shall indemnify and save harmless Landlord against and from all liabilities, obligations, damages, penalties, claims, costs and expenses for which Landlord shall not be reimbursed by insurance, including reasonable attorney's fees, paid, suffered or incurred in connection with or arising from (i) any breach by Tenant, Tenant's agents, contractors, employees, invitees, or licensees, of any covenant or condition of this Lease, or (ii) the carelessness, negligence or improper conduct of Tenant, Tenant's agents, contractors, employees, invitees or licensees, or (iii) the use or occupancy of the Premises by Tenant or any person claiming under Tenant, or (iv) any acts, omissions or negligence of Tenant of any such person, or the contractors, agents, employees, invitees or licensees of Tenant or any such person, in or about the Premises or the Property. Tenant shall pay to Landlord as Additional Rent within ten (10) days following rendition by Landlord to Tenant of bills or statements therefor, sums equal to all losses, costs, liabilities, claims, damages, fined, penalties and expenses referred to in this Section. Tenant's liability under this Lease extends to the acts and omissions of any subtenant, and any agent, contractor, employee, invitee or licensee of any subtenant. In case any action or proceeding is brought against Landlord by reason of any such claim, Tenant upon written notice from Landlord, will, at Tenant's expense, resist or defend such action or proceeding by counsel approved by Landlord in writing, such approval not to be unreasonably withheld.

           (C) Tenant shall look only to Landlord's estate and interest in the Building for the satisfaction of Tenant's remedies or for the collection of a judgment (or other judicial process) requiring the payment of money by Landlord in the event of any default or liability by Landlord hereunder, and no other property or assets of Landlord and no property of any officer, member, employee, director, shareholder, partner or principal of Landlord shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to this Lease, the relationship of Landlord and Tenant hereunder or Tenant's use or occupancy of the Premises.

           (D) The provisions of this Article shall survive the expiration or sooner termination of this Lease.


DESTRUCTION, FIRE AND OTHER CASUALTY:

           13. (A) If the Premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give immediate notice thereof to Landlord and this Lease shall continue in full force and effect except as hereinafter set forth.

           (B) If the Premises are partially damaged or rendered partially unusable by fire or other casualty, the damages thereto shall be repaired by and at the expense of Landlord and the rent, until such repair shall be substantially completed, shall be apportioned from the day following the casualty according to the part of the premises which is usable.

           (C) If the Premises are totally damaged or rendered wholly unusable by fire or other casualty, then the rent shall be proportionately paid up to the time of the casualty and thenceforth shall cease until the date when the premises shall have been repaired and restored by Landlord, subject to Landlord's right to elect not to restore the same as hereinafter provided.

           (D) If the Premises are rendered wholly unusable or (whether or not the Premises are damaged in whole or in part) if the building shall be so damaged that Landlord shall decide to demolish it or to rebuilt it, then, if any of such events, Landlord may elect to terminate this Lease by written notice to Tenant given within 90 days after such fire or casualty specifying a date for the expiration of this Lease, which date shall not be more than 60 days after the giving of such notice, and upon the date specified in such notice the term of this Lease shall expire as fully and completely as if such date were the date set forth above for the termination of this Lease and Tenant shall forthwith quit, surrender and vacate the premises without prejudice however, to Landlord's rights and remedies against Tenant under the provisions hereof in effect prior to such termination, and any rent owing shall be paid up to such date and any payments of rent made by Tenant which were on account of any period subsequent to such date shall be returned to Tenant.

           (E) Unless Landlord shall serve a termination notice as provided for herein, Landlord shall make the repairs and restorations under the conditions of
Section 13(B) and (C) hereof, with all reasonable expedition subject to delays due to adjustment of insurance claims, labor troubles and causes beyond Landlord's control. After any such casualty, Tenant shall cooperate with Landlord's restoration by removing from the premises as promptly as reasonably possible, all of Tenant's salvageable inventory and movable equipment, furniture, and other property. Tenant's liability for rent shall resume five (5) days after written notice from Landlord that the premises are substantially ready for Tenant's occupancy.

           (F) Nothing contained hereinabove shall relieve Tenant from liability that may exist as a result of damage from fire or other casualty. Notwithstanding the foregoing, each party shall look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty, and to the extent that such insurance is in force and collectible and to the extent permitted by law, Landlord and Tenant each hereby releases and waives all right of recovery against the other or any one claiming through or under each of them by way of subrogation or otherwise. The foregoing release and waiver shall be in force only if both releasors' insurance policies contain a clause providing that such a release or waiver shall not invalidate the insurance and also, provided that such a policy can be obtained without additional premiums. Tenant acknowledges that Landlord will not carry insurance on Tenant's furniture and/or furnishings or any Alterations installed by or on behalf of Tenant and agrees that Landlord will not be obligated to repair any damage thereto or replace the same.

           (G) Tenant hereby waives the provisions of Section 227 of the Real Property Law and agrees that the provisions of this Article shall govern and control in lieu thereof.


EMINENT DOMAIN:

           14. If the whole or any part of the Premises shall be acquired or condemned by eminent domain for any public or quasi public use or purpose, then and in that event, the term of this Lease shall cease and terminate from the date of title vesting in such proceeding and Tenant shall have no claim for the value of any unexpired term of this Lease.


ASSIGNMENT, MORTGAGE, ETC:

           15 (A) Except as otherwise provided in this Article, Tenant, for itself, its heirs, distributees, executors, administrators, legal representatives, successors and assigns, expressly covenants that it shall not assign, mortgage or encumber this Lease, nor underlet, or suffer or permit the Premises or any part thereof to be used by others, without the prior written consent of Landlord in each instance. If this Lease be assigned, or if the Premises or any part thereof be underlet or occupied by anybody other than Tenant, Landlord may, after default by Tenant, collect rent from the assignee, under-tenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, undeletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, under-tenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Landlord to an assignment or underletting shall not in any way be construed to relieve Tenant from obtaining the express consent in writing of Landlord to any further assignment or underletting.

           (B) If Tenant shall, at any time or times during the term of this Lease, desire to assign this Lease or sublet the Premises in whole or in part, Tenant shall submit a written request therefor to Landlord, which request shall be accompanied by: (i) a conformed or photostatic copy of the proposed assignment or sublease, the effective or commencement date of which shall be not less than sixty (60) nor more than ninety (90) days after the giving of such notice; (ii) a statement setting forth, in reasonable detail, the identity of the proposed assignee or subtenant, the nature of its business and its proposed use of the Premises; and (iii) current financial information with respect to the proposed assignee or subtenant, including its most recent financial report and any other information as Landlord shall reasonably request. Such request shall be deemed an offer from Tenant to Landlord whereby Landlord (or, at Landlord's election, its designee) may terminate this Lease in its entirety, if such request consists of a proposal to assign this Lease or sublease the entire Premises for all or substantially all of the remainder of the Term, or with respect only to the space proposed to be sublet if such request consists of a proposal to sublease less than the entire Premises (in which event Landlord and Tenant shall enter into an agreement to account for the change in the financial obligations hereunder and other appropriate modifications), and Tenant shall vacate and surrender the Premises (or the proposed space to be sublet, as the case may be) in accordance with the terms hereof as of the effective date of the proposed assignment or sublease (the "Termination Date") and the term of this Lease shall end (as to the entire Premises or with respect to the proposed sublet space, as the case may be) on the Termination Date as if such date were the Expiration Date. The aforesaid option may be exercised by Landlord by notice to Tenant at any time within thirty (30) days after such notice has been given by Tenant to Landlord, and during such thirty (30) day period, Tenant shall not assign this Lease or sublet the Premises or any part thereof to any person.

           (C) In the event that Tenant complies with the provisions of Section 15(B) and Landlord does not exercise the option provided to it hereunder within the time periods provided therefor, and provided that Tenant is not in default of any of Tenant's obligations under this Lease, Landlord's consent (which must be in writing and in form reasonably satisfactory to Landlord) to the proposed assignment of this Lease or subletting of all or a part of the Premises shall not be unreasonably withheld, provided the following conditions have been satisfied:

                               (i) the proposed assignee or subtenant is a
                     reputable person of good character and with sufficient financial worth considering the responsibility involved, and Landlord has been furnished with reasonable proof thereof;

                               (ii) neither (a) the proposed assignee or
                     sublessee nor (b) any person that, directly or indirectly controls, is controlled by, or is under common control with, the proposed assignee or sublessee, is then an occupant or tenant of any part of the Building nor negotiating to lease space in the Building;

                               (iii) the proposed sublease shall be in form
                     reasonably satisfactory to Landlord and shall comply with the applicable provisions of this Article 15;

                               (iv) the amount of the aggregate rent to be paid
                     by the proposed subtenant is not less than the then current market rent per rentable square foot for the Premises, and the rental and other terms and conditions of the sublease are the same as those contained in the proposed sublease furnished to Landlord pursuant to Section 15(B) hereof;

                               (v) Tenant shall reimburse Landlord on demand for
                     all reasonable costs incurred by Landlord in connection with said assignment or sublease, including the costs of making investigations as to the acceptability of the proposed assignee or subtenant and legal costs incurred in connection with the granting of any requested consent;

                               (vi) Tenant shall not have (a) advertised or
                     publicized in any way the availability of the Premises without prior notice to, and approval by, Landlord, which approval Landlord agrees not to unreasonably withhold, nor shall any advertisement state the rental rate or the name (as distinguished from the address) of the Building, or (b) listed the Premises for subletting or assignment, with a broker, agent or representative (other than the then managing agent of the Building or other agent designated by Landlord) or otherwise, at a proposed rental less than the minimum rent and additional rent at which Landlord is then offering to lease other space in the Building;

                               (vii) any such subletting will result in there
                     being no more than one (1) occupant of the Premises;

                               (viii) no sublease shall be valid, and no
                     subtenant shall take possession of the sublet premises until an executed counterpart of such sublease has been delivered to Landlord; and

                               (ix) each sublease shall expressly provide that
                     it is subject and subordinate to this Lease and to the matters to which this Lease is or shall be subordinate, and that, in the event of any termination, re-entry, or dispossess by Landlord under this Lease, Landlord may, at its option, take over all of the right, title and interest of Tenant as sublandlord under such sublease, and such subtenant shall, at Landlord's option, attorn to Landlord pursuant to the then executory provisions of such sublease, except that Landlord shall not (x) be liable for any previous act or omission of Tenant under such sublease, (y) be subject to any offset, not expressly provided in such sublease, that theretofore accrued to such subtenant against Tenant or (z) be bound by any previous modification of such sublease or by any prepayment of more than one month's minimum rent or any additional rent then due.

           (D) Any assignment or transfer shall be made only if, and shall not be effective until, the assignee shall execute, acknowledge and deliver to Landlord an agreement, in form and substance reasonably satisfactory to Landlord, whereby the assignee shall assume all of the obligations of this Lease on the part of Tenant to be performed or observed.

           (E) If Landlord shall give its consent to any assignment of this Lease or to any sublease of the Premises or any part thereof, Tenant shall, in consideration therefor, pay to Landlord, as additional rent:

                               (i) in the case of an assignment, an amount equal
                     to one-half of all sums and other consideration paid to Tenant by the assignee for, or by reason of, such assignment, including all sums paid for the sale of Tenant's fixtures, leasehold improvements, equipment, furniture, furnishings, or other property; and

                               (ii) in the case of a sublease, one-half of any
                     rents, additional charges, or other consideration payable under the sublease by the subtenant to Tenant that are in excess of the Minimum Rent and additional rent accruing during the term of the sublease in respect of the subleased space (at the rate per square foot payable by Tenant hereunder) pursuant to the terms hereof, including all sums paid for the sale or rental of Tenant's fixtures, leasehold improvements, equipment, furniture or other personal property. The sums payable under this Section 15(E) shall be paid to Landlord as and when payable by the subtenant to Tenant.

           (F) A transfer of fifty (50%) percent or greater interest (whether stock, partnership or otherwise) of Tenant, or any permitted subtenant or assignee of this Lease shall be deemed to be an assignment of this Lease of such sublease, however accomplished, and whether in a single transaction or in any series of transactions, related or unrelated, to which the provisions this
Article 15 shall apply.

           (G) Tenant may sublet or assign this Lease to any Subsidiary, Parent Company, Affiliate or successor by merger or consolidation or a person to whom all or substantially all of Tenant's assets, stock, partnership or membership interests are transferred (such successor or person being herein called a "Successor") without the consent of Landlord (but only if (a) the Successor has a net worth (exclusive of goodwill) at least equal to the greater of (x) that of Tenant as of the date hereof and (y) the average net worth of Tenant for the twelve (12) months immediately prior to the merger, consolidation or sale and
(b) such merger, consolidation or transfer of assets is not effected for the primary purpose of transferring this Lease or subleasing the Premises). For purposes of his Section, a "Subsidiary", "Parent Company" and "Affiliate" of

Tenant shall mean the following: (a) "Subsidiary" shall mean any corporation not less than 51% of whose outstanding capital and voting stock shall, at the time, be owned directly or indirectly, by Tenant; (b) "Parent Company" shall mean any corporation which shall own, directly or indirectly, at least 51% of the outstanding capital and voting stock of Tenant at the time; and (c) "Affiliate" shall mean any corporation or other entity which, directly or indirectly, controls or is controlled by or is under commons control with Tenant. For this purpose, "control" shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such corporation, whether through the ownership of voting securities or by contract or otherwise. Furthermore, no such assignment or sublease shall be permitted or effective if Tenant is then in default under this Lease beyond any applicable notice and cure period and unless (i) Tenant gives Landlord at least ten (10) days' prior written notice of such assignment or sublease, and reasonably acceptable proof of the compliance of such transaction with the conditions set forth in this Article 15 and (ii) Tenant gives Landlord a signed copy of the final assignment or sublease within ten (10) days after it is executed. No such assignment or sublease by Tenant shall be deemed to release Tenant from any of its obligations and liabilities hereunder and such assignee or sublessee shall execute an agreement, in form and substance reasonably satisfactory to Landlord, assuming all Tenant's obligations and liabilities hereunder.


ELECTRIC CURRENT:

           16. (A) Electricity shall be provided to Tenant in the Premises on a so-called "rent inclusion" basis. Tenant agrees that the portion of the Minimum Rent set forth in Article 3 above presently attributed to the furnishing of electric current is the annual sum of $11,163.00 and is subject to increase as hereinafter provided. Landlord will furnish electricity to Tenant through presently installed electrical facilities for Tenant's reasonable use of such lighting, electrical appliances, air conditioning systems and equipment as presently exist or as Tenant may be permitted to install in the Premises, subject to Landlord's consent. Tenant agrees that an electrical engineer or utility consultant, selected by Landlord, may, from time to time during the Term, make a survey of the electric lighting and power load by metering or otherwise to determine Tenant's average monthly electrical energy consumption in the Premises ("Tenant's Electric Consumption") based upon (i) the connected load rating of each item consuming electric energy, (ii) Tenant's usage which shall be determined by multiplying the connected load rating of each item by the hours of usage as determined by the consultant, and (iii) the electric rate charged for such load in the service classification in effect on the Commencement Date pursuant to which Landlord then purchased electric current for the entire Property from the public utility corporation (or any successor thereto), inclusive of all surcharges or taxes thereon including any sales tax as a result of the resale of such energy to Tenant. The findings of such engineer or consultant as to the proper Minimum Rent increase based on Tenant's Electric Consumption shall be conclusive and binding upon the parties and the amount thereof shall be added to the Minimum Rent payable monthly on the first day of each and every month in advance for each month from the date the change in electrical energy consumption occurred (as determined by Landlord's electrical engineer or utility consultant). If the electric rate on which the initial determination of said consultant were based shall be increased, then the Minimum Rent attributable to electricity shall be increased in the same percentage, retroactive if necessary to the date of such increase in such electric rates. In no event shall the Minimum Rent or any portion of the Minimum Rent attributable to the furnishing of electric current ever be reduced by operation of this
Article 16.

           (B) Landlord shall not be liable in any way to Tenant for any failure or defect in the supply or character of electric energy, or other utilities furnished to the Premises. Tenant's use of electric energy in the Premises shall not at any time exceed that portion of the capacity allocable to Tenant of (i) the existing feeders to the Building or the electricity available to Tenant through then existing risers or wiring installations to the Premises or (ii) any of the electrical conductors, machinery and equipment in or otherwise serving the Premises (in any event, giving due consideration to the needs of existing and potential tenants using the same risers, wiring installations or other equipment, as well as to Landlord's electrical needs in connection with the operation of the Building and the provision of emergency services). In order to ensure that such capacity is not exceeded, Tenant agrees not to connect any additional electrical equipment, fixtures, machinery or appliances of any type to the Building electric distribution system, other than lamps, typewriters and other small office machines which consume comparable amounts of electricity, without Landlord's prior written consent. Any additional risers, feeders, or other equipment proper or necessary to supply Tenant's electrical requirements, upon written request of Tenant, will be installed by Landlord at the sole cost and expense of Tenant, if, in Landlord's sole judgment, the same will not interfere with Landlord's present or anticipated future electrical needs with respect to the Building and/or existing or future tenants of the Building or cause permanent damage or injury to the Building or entail excessive or unreasonable alterations or interfere with or disturb other tenants.

           (C) Landlord reserves the right to discontinue furnishing electric energy to Tenant at any time upon not less than sixty (60) days' written notice to Tenant, and from and after the effective date of such termination, Landlord shall not longer be obligated to furnish Tenant with electric energy. If Landlord exercises such right of termination, this Lease shall remain unaffected thereby and shall continue in full force and effect, and thereafter Tenant shall diligently arrange to obtain electric service directly from the utility company servicing the Building, and may utilize the then existing electric feeders, risers and wiring serving the Premises to the extent that they are available and safely capable of being used for such purpose and only to the extent of Tenant's then authorized connected load. Landlord shall not be obligated to pay any part of the cost required for Tenant's direct electric service. Unless prohibited from doing so by any Legal Requirement and provided that Tenant shall continue to use diligent efforts to obtain such direct electric service, Landlord shall not discontinue furnishing electrical energy to Tenant until Tenant procures such direct electric service.

           (D) Tenant acknowledges that it shall, at its sole cost and expense, furnish, install and replace all light bulbs, light fixtures, tubes, lamps, starters and ballasts required in the Premises.


ACCESS TO PREMISES:

           17. Subject to such maintenance and security requirements as Landlord may impose in its sole discretion and to force majeure, Tenant shall have access to the Premises twenty-four (24) hours per day, seven (7) days per week. Landlord or Landlord's agents shall have the right (but shall not be obligated) to enter the Premises in any emergency at any time, and, at other reasonable times, to examine the same and to make such repairs, replacements and improvements as Landlord may perform pursuant to the terms of Section 8(A)(ii) or which Landlord may elect to perform following Tenant's failure to make repair or perform any work which Tenant is obligated to perform under this Lease, or for the purpose of complying with laws, regulations and other directions of governmental authorities. Tenant shall permit Landlord to use and maintain and replace pipes and conduits in and through the Premises and to erect new pipes and conduits therein. Landlord may, during the progress of any work in the Premises, take all necessary materials and equipment into said premises without the same constituting an eviction nor shall Tenant be entitled to any abatement of rent while such work is in progress nor to any damages by reason of loss or interruption of business or otherwise. Throughout the term hereof Landlord shall have the right to enter the Premises at reasonable hours for the purpose of showing the same to prospective purchasers or mortgagees of the building, and during the last year of the term for the purpose of showing the same to prospective tenants and may, during said one year period, place upon the premises the usual notices "To Let" and "For Sale" which notices Tenant shall permit to remain thereon without molestation. If Tenant is not present to open and permit an entry into the premises, Landlord or Landlord's agents may enter the same whenever such entry may be necessary or permissible by master key or forcibly and provided reasonable care is exercised to safeguard Tenant's property and such entry shall not render Landlord or its agents liable therefor, nor in any event shall the obligations of Tenant hereunder be affected. If during the last ninety (90) days of the term Tenant shall have removed all or substantially all of Tenant's property therefrom, Landlord may immediately enter, alter, renovate or redecorate the Premises without limitation or abatement of rent, or incurring liability to Tenant for any compensation and such act shall have no effect on this Lease or Tenant's obligations hereunder. Landlord shall have the right at any time (including, without limitations, in connection with any repairs, replacements and improvements that Landlord may perform pursuant to the terms of Section 8(A)(ii) hereof), without the same constituting an eviction and without incurring liability to Tenant therefor to change the arrangement and/or location of public entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets, or other public parts of the building and to change the name, number or designation by which the building may be known.

VAULT, VAULT SPACE, AREA:

           18. No vault, vault space or area, whether or not enclosed or covered, not within the property line of the building is leased hereunder, anything contained in or indicated on any sketch, blue print or plan or anything contained elsewhere in this Lease to the contrary notwithstanding. Landlord makes no representation as to the location of the property line of the building. All vaults and vault space and all such areas not within the property line of the building, which Tenant may be permitted to use and/or occupy, is to be used and/or occupied under a revocable license, and if any such license be revoked, or if the amount of such space or area be diminished or required by any federal, state or municipal authority or public utility, Landlord shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such revocation, diminution or requisition be deemed constructive or actual eviction. Any tax, fee or charge or municipal authorities for such vault or area shall be paid by Tenant.

BANKRUPTCY:

           19. (A) Anything elsewhere in this Lease to the contrary notwithstanding, this Lease may be cancelled by Landlord by the sending of a written notice to Tenant within a reasonable time after the happening of any one or more of the following events: (i) the commencement of a case in bankruptcy or under the laws of any state naming Tenant as the debtor, which in the event of an involuntary case is not dismissed within thirty (30) days from the date of its filing, or (ii) the making by Tenant of an assignment or any other arrangement for the benefit of creditors under any state statute. Neither Tenant nor any person claiming through or under Tenant, or by reason of any statute or order of court, shall thereafter be entitled to possession of the premises but shall forthwith quit and surrender the premises. If the Lease shall be assigned in accordance with its terms, the provisions of this Article 19 shall be applicable only to the party then owning Tenant's interest in this Lease.

           (B) It is stipulated and agreed that in the event of the termination of this Lease pursuant to Section 19(A) hereof, Owner shall forthwith, notwithstanding any other provisions of this Lease to the contrary, be entitled to recover from Tenant as and for liquidated damages an amount equal to the difference between the rent reserved hereunder for the unexpired portion of the term demised for the same period. In the computation of such damages the difference between any installment of rent becoming due hereunder after the date of termination and the fair and reasonable rental value of the Premises for the period for which such installment was payable shall be discounted to the date of termination at the rate of four percent (4%) per annum. If such premises or any part thereof shall be re-let by Owner for the unexpired term of this Lease, or any part thereof, before presentation or proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such re-letting shall be deemed to be the fair and reasonable rental value for the part or the whole of the premises so re-let during the term of the re-letting. Nothing herein contained shall limit or prejudice the right of Owner to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.


DEFAULT:

           20. (A) If Tenant defaults in fulfilling any of the covenants of this Lease other than the covenants for the payment of Minimum Rent or additional Rent; or if the Premises become vacant or deserted; or if the Premises are damaged by reason of negligence of Tenant, its agents, employees or invitees; or if any execution or attachment shall be issued against Tenant or any of Tenant's property whereupon the Premises shall be taken or occupied by someone other than Tenant; or if Tenant shall make default with respect to any other lease between Landlord and Tenant; or if Tenant shall fail to move into or take possession of the premises within fifteen (15) days after the commencement of the term of this Lease, of which fact Landlord shall be the sole but reasonable judge; then, in any one or more of such events, upon Landlord serving a written five (5) days' notice upon Tenant specifying the nature of said default and upon the expiration of said (5) days, if Tenant shall have failed to comply with or remedy such default, or if the said default or omission complained of shall be of a nature that the same cannot be completely cured or remedied within said five (5) day period, and if Tenant shall not have diligently commenced curing such default within such five (5) day period, and shall not thereafter with reasonable diligence and in good faith proceed to remedy or cure such default, then Landlord may serve a written three (3) days' notice of cancellation of this Lease upon Tenant and upon the expiration of said three (3) days, this Lease and the term hereunder shall end and expire as fully and completely as if the expiration of such three (3) day period were the day herein definitely fixed for the end and expiration of this Lease and the term thereof and Tenant shall then quit and surrender the Premises to Landlord but Tenant shall remain liable as hereinafter provided.

           (B) If the notice provided for in Section 20(A) hereof shall have been given, and the term shall expire as aforesaid; or if Tenant shall make default in the payment of the Minimum Rent reserved herein or any item of additional rent herein mentioned or any part of either or in making any other payment herein required; then and in any of such events Landlord may without notice, re-enter the Premises either by force or otherwise, and dispossess Tenant by summary proceedings or otherwise, and the legal representative of Tenant or other occupant of Premises and remove their effects and hold the premises as if this Lease had not been made, and Tenant hereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end. If Tenant shall make default hereunder prior to the date fixed as the commencement of any renewal or extension of this Lease, Landlord may cancel and terminate such renewal or extension agreement by written notice.


REMEDIES OF LANDLORD AND WAIVER OF REDEMPTION:

           21. (A) In case of any such default, re-entry, expiration and/or dispossess by summary proceedings or otherwise, (i) the rent shall become due thereupon and be paid up to the time of such re-entry, dispossess and/or expiration, together with such expenses as Landlord may incur for legal expenses, attorneys' fee, brokerage, and/or putting the Premises in good order, or for preparing the same for re-rental; (ii) Landlord may re-let the premises or any part or parts thereof, either in the name of Landlord or otherwise, for a term or terms, which may at Landlord's option be less than or exceed the period which would otherwise have constituted the balance of the term of this Lease and may grant concessions or free rent or charge a higher rental than that in this Lease, and/or (iii) Tenant or the legal representation of Tenant shall also pay Landlord as liquidated damages for the failure of Tenant to observe and perform said Tenant's covenants herein contained, any deficiency between the rent hereby reserved and/or covenanted to be paid and the net amount, if any, of the rent collected on account of the lease or leases of the Premises for each month of the period which would otherwise have constituted the balance of the term of this Lease. The failure of Landlord to re-let the premises or any part or parts thereof shall not release or affect Tenant's liability for damages. In computing such liquidated damages there shall be paid added to the said deficiency such expenses as Landlord may incur in connection with re-letting, such as legal expenses, attorneys' fees, brokerage, advertising and for keeping the Premises in good order or for preparing the same for re-letting. Any such liquidated damages shall be paid in monthly installments by Tenant on the rent day specified in this Lease and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Landlord to collect the deficiency for any subsequent month by a similar proceeding. Landlord, in putting the Premises in good order or preparing the same for re-rental may, at Landlord's option, make such alterations, repairs, replacements, and/or decorations in the Premises as Landlord, in Landlord's sole judgment, considers advisable and necessary for the purpose of re-letting the Premises, and the making of such alterations, repairs, replacements, and/or decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Landlord shall in no event be liable in any way whatsoever for failure to re-let the Premises, or in the event that the Premises are re-let, for failure to collect the rent thereof under such re-letting, and in no event shall Tenant be entitled to receive any excess, if any, of such net rent collected over the sums payable by Tenant. Landlord shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this Lease of any particular remedy shall not preclude Landlord form any other remedy in law or in equity. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause, or in the event of Landlord obtaining possession of Premises, by reason of the violation by Tenant of any of the covenants and conditions of this Lease, or otherwise.

           (B) In the event this Lease is terminated pursuant to the provisions of Article 20 herein, then in addition to the remedies Landlord may have pursuant to Section 21 (A) herein, Landlord may elect, as its option, to recover from Tenant, all damages it may incur by reason of such breach, including the cost of recovering the Premises and reasonable attorneys' fees and expenses and shall be entitled to recover as and for liquidated damages, and not as a penalty, an amount equal to the difference between (1) the Minimum Rent, Additional Rent and charges equivalent to rent payable hereunder for the remainder of the stated term and (2) the reasonable rental value of the Premises for the remainder of the stated term, all of which shall be immediately due and payable by Tenant. In determining the rental value of the Premises for such period, the rental realized by and reletting, if such reletting be accomplished by Landlord within a reasonable period of time after the termination of this Lease, shall be deemed PRIMA FACIE to be the rental value. Landlord shall not be liable in any way whatsoever for its failure or refusal to relect the Premises or any part thereof, or if the Premises are so relet, for its failure to collect the rent under such reletting, and no refusal or failure to relet or failure to collect rent shall affect Tenant's liability for damages or otherwise hereunder. Nothing herein contained shall limit or prejudice the right of Landlord to prove and obtain as liquidated damages by reason of such termination an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceeding in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amounts referred to herein.


FEES AND EXPENSES:

           22. If Tenant shall default in the observance or performance of any term or covenant on Tenant's part to be observed or performed under or by virtue of any of the terms or provisions in any Article of this Lease, then, unless otherwise provided elsewhere in this Lease, Landlord may immediately or at any time thereafter and without notice perform the obligation of Tenant thereunder, and if Landlord, in connection therewith or in connection with any default by Tenant in the covenant to pay rent hereunder, makes any expenditure or incurs any obligations for the payment of money, including but not limited to attorneys' fees, in instituting, prosecuting or defending any action or proceeding, such sums so paid or obligations incurred with interest and costs shall be deemed to be additional rent hereunder and shall be paid by Tenant to Landlord within five (5) days of rendition of any bill or statement to Tenant therefore, and if the Term shall have expired at the time of making of such expenditures or incurring of such obligations, such sums shall be recoverable by Landlord as damages.


NO REPRESENATIONS BY LANDLORD:

           23. Neither Landlord nor Landlord's agents have made any representations or promises with respect to the physical condition of the building, the Land or the Premises, the rents, leases, expenses of operation or any other matter or thing affecting or related to the premises except as herein expressly set forth and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this Lease. Tenant has inspected the building and the Premises and is thoroughly acquainted with their condition, and agrees to take the same "as is" and acknowledges that the taking of possession of the Premises by Tenant shall be conclusive evidence that the said premises and the building were in good and satisfactory condition at the time such possession was so taken. All understandings and agreements heretofore made between the parties hereto are merged in this Lease, which alone fully and completely expressed the agreement between Landlord and Tenant and any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of it in whole or in part, unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.


END OF TERM:

           24. Upon the expiration or other termination of the term of this Lease, Tenant shall quit and surrender to Landlord the Premises, broom clean, in good order and condition, ordinary wear excepted, and Tenant shall perform any restoration obligation imposed upon Tenant pursuant to the terms hereof, including, without limitation, Article 7. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of this Lease. If the last day of the term of this Lease or any renewal thereof, falls on Sunday, this Lease shall expire at noon on the preceding Saturday unless it be a legal holiday in which case it shall expire on the preceding business day.

QUIET ENJOYMENT:

           25. Landlord covenants and agrees with Tenant that upon Tenant paying the Minimum Rent and additional rent and observing and performing all the terms, covenants and conditions, on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the premises hereby demised, subject, nevertheless, to the terms and conditions of this Lease including, but not limited to, Article 32 hereof and to the ground leases, underlying leases and mortgages hereinbefore mentioned.


FAILURE TO GIVE POSSESSION:

           26. If Landlord is unable to give possession of the Premises on the date of the commencement of the term hereof, because of the holding-over or retention of possession of any tenant, undertenant or occupants, or for any other reason, Landlord shall not be subject to any liability for failure to give possession on said date and, subject to Section 1(C) above, the validity of this Lease shall not be impaired under such circumstances, nor shall the same be construed in any wise to extend the term of this Lease or of any rent abatement or free rent period provided herein, if any, but the rent payable hereunder shall be abated (provided Tenant is not responsible for the inability to obtain possession) until after Landlord shall have given Tenant written notice that the premises are substantially ready for Tenant's occupancy. If permission is given to Tenant to enter into the possession of the Premises prior to the date specified as the commencement of the term of this Lease, Tenant covenants and agrees that such occupancy shall be deemed to be under all the terms, covenants, conditions and provisions of this Lease, except as to the covenant to pay Minimum Rent and Additional Rent pursuant to Articles 3 and 5, respectively. The provisions of this Article are intended to constitute "an express provision to the contrary" within the meaning of Section 223-a of the new York Real Property Law.


NO WAIVER:

           27. The failure of Landlord to seek redress for violation of, or to insist upon the strict performance of any covenant or condition of this Lease or of any of the Rules or Regulations set forth in or hereafter adopted by Landlord, shall not prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation. The payment by Tenant or the receipt by Landlord of rent with knowledge of the breach of any covenant of this Lease shall not be deemed a waiver of such breach and no provision of this Lease shall be deemed to have been waived Landlord or Tenant, as the case may be, unless such waiver be in writing signed by Landlord or Tenant, as the case may be. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than an account of the earliest stipulated rent, nor shall any endorsement or statement of any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy in this Lease provided. No act or thing done by Landlord or Landlord's agents during the term hereby dismissed shall be deemed an acceptance of a surrender of said premises and no agreement to accept such surrender shall be valid unless in writing signed by Landlord. No employee of Landlord or Landlord's agent shall have any power to accept the keys of said premises prior to the termination of this Lease and the delivery of keys to any such agent or employee shall not operate as a termination of this Lease or a surrender of the premises.


WAIVER OF TRIAL BY JURY:

           28. It is mutually agreed by and between Landlord and Tenant that the respective parties hereto shall and they hereby do waive trial by jury in any action, proceeding (except for personal injury or property damage) on any matters whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, Tenant's use of or occupancy of the premises, and any emergency statutory or any other statutory remedy. It is further mutually agreed that in the event Landlord commences any summary proceeding for possession of the premises, Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding.

INABILITY TO PERFORM:

           29. This Lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in no way be affected, impaired or excused because Landlord is unable to perform any of its obligations under this Lease or to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repair, additions, alterations or decorations or is unable to supply or is delayed from so doing by reason of strike or labor troubles or any cause whatsoever including, but not limited to, government preemption in connection with a national emergency or by reason of any rule, order or regulation of any department or subdivision thereof of any government agency or by reason of the conditions of supply and demand which have been or are affected by war or other emergency.


CAPTIONS:

           30. The captions are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this Lease nor the intent of any provision hereof.


ADJACENT EXCAVATION - SHORING:

           31. If an excavation shall be made upon land adjacent to the Premises, or shall be authorized to be made, Tenant shall afford to the person causing or authorized to cause such excavation, license to enter upon the Premises for the purpose of doing such work as said person shall deem necessary to preserve the wall or the building from injury or damage and to support the same by proper foundations without any claim for damages or indemnity against Landlord, or diminution or abatement of rent.


RULES AND REGULATIONS:

           32. Tenant and Tenant's servants, employees, agents, visitors, and licensees shall observe faithfully, and comply strictly with, the Rules and Regulations attached hereto as Exhibit B and such other and further reasonable Rules and Regulations as Landlord or Landlord's agents may from time to time adopt. Notice of any additional rules or regulations shall be given in such manner as Landlord may elect. In case Tenant disputes the reasonableness of any additional Rule or Regulation hereafter made or adopted by Landlord or Landlord's agents, the parties hereto agree to submit the question of the reasonableness of such Rule or Regulation for decision to the New York office of the American Arbitration Association, whose determination shall be final and conclusive upon the parties hereto. The right to dispute the reasonableness of any additional Rule or Regulation upon Tenant's part shall be deemed waived unless the same shall be asserted by service of a notice, in writing upon Landlord within ten (10) days after the giving of notice thereof. Nothing in this Lease contained shall be construed to impose upon Landlord any duty or obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other lease, as against any other tenant and Landlord shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licensees.

SECURITY:

           33. Tenant has deposited with Landlord the sum of $83,722.50 as security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this Lease; it is agreed that in the event Tenant defaults in respect of any of the terms, provision and conditions of this Lease, including, but not limited to, the payment of Minimum Rent and additional rent, Landlord may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any Minimum Rent and additional Rent or any other sum as to which Tenant is in default or for any sum which Landlord may expend or may be required to expend by reason of Tenant's default in respect of any of the terms, covenants and conditions of this Lease, including but not limited to, any damages or deficiency in the reletting of the premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Landlord. In the event Landlord shall use, apply or retain the whole or any part of the security deposited hereunder, Tenant shall immediately deliver to Landlord an amount equal to the sum used, applied or retained by Landlord in accordance therewith so that Landlord shall have as the security hereunder an amount equal to $83,722.50. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this Lease, the security shall be returned to Tenant after the date fixed as the end of this Lease, and after delivery of possession of the entire Premises to Landlord. In the event of a sale of the Land and building or leasing of the building, Landlord shall have the right to transfer the security to the vendee or lessee and Landlord shall thereupon be released by Tenant from all liability for the return of such security; and Tenant agrees to look to the new Landlord solely for the return of said security. If Landlord transfers its interest in the Premises and does not assign the security to the vendee or lessee, following the assignment, Tenant shall not be obligated to replace the security, except to the extent Tenant is obligated to replenish the security as provided above in this paragraph. It is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Landlord. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither Landlord nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance. Tenant represents that its Federal I.D. number is 22-3276736.

           (B) LETTER OF CREDIT; Tenant shall have the right, either (i) in lieu of the funds required to be deposited with Landlord pursuant to Section 33(A) above or (ii) at any time thereafter in substitution for such funds, to deposit and maintain with Landlord as the security deposit hereunder, an irrevocable commercial letter of credit in the aggregate amount of $83,722.50 in form and substance satisfactory to Landlord, and issued by a member bank of the New York Clearing House Association, acceptable to Landlord, payable upon the presentation by Landlord to such bank of a sight-draft, without presentation of any other documents, statements or authorizations, which letter of credit shall provide (a) for the continuance of such credit for the period of at least one
(1) year from the date hereof, (b) for the automatic extension of such letter of credit for additional periods of one (1) year from the initial and each future expiration date thereof (the last such extension to provide for the continuance of such letter of credit for at least three (3) months beyond the Expiration
Date), unless such bank gives Landlord notice of its intention not to renew such letter of credit not less than seventy-five (75) days prior to the initial or any future expiration date of such letter of credit and (c) that in the event such notice is given by such bank, Landlord shall have the right to draw on such bank at sight for the balance remaining in such letter of credit and hold and apply the proceeds thereof in accordance with the provisions of this Article. Each letter of credit to be deposited and maintained with Landlord (or the proceeds thereof) shall be held by Landlord as security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this Lease, and in the event that (x) any default occurs under this Lease, (y) Landlord transfers its right, title and interest under this Lease to a third party and the bank issuing such letter of credit does not consent to the transfer of such letter of credit to such third party, or (z) notice is given by the bank issuing such letter of credit that it does not intend to renew the same, as above provided, then, in any such event, Landlord may draw the entire amount on such letter of credit, and the proceeds of such letter of credit shall then be held and applied as security (and be replenished, if necessary) as provided herein. In the event Landlord shall use, apply or retain the whole or any part of the security deposited hereunder, Tenant shall immediately deliver to Landlord an amount equal to the sum used, applied or retained by Landlord in accordance therewith so that at all times during the term hereof, Landlord shall have as the security hereunder an amount equal to $83,722.50 Tenant shall pay Landlord's reasonable attorneys' fees in connection with the replacement, substitution or amendment of the letter of credit described herein or the drawing thereon by Landlord.

SUCCESSORS AND ASSIGNS:

           34. The covenants, conditions and agreements contained in this Lease shall bind and inure to the benefit of Landlord and Tenant and their respective heirs, distributees, executors, administrators, successors, and except as otherwise provided in this Lease, their assigns.


INSURANCE:

           35. Tenant covenants and agrees to obtain on or before the Commencement Date and to keep in force during the Term (a) "all risk" property insurance covering all present and future property of Tenant, furniture and/or furnishings and any Alterations installed by or on behalf of Tenant, to a limit of not less than the full replacement value thereof, such insurance to include a replacement cost endorsement; and (b) a comprehensive general public liability insurance policy protecting against any liability whatsoever, occasioned by any occurrence on or about the Premises or any appurtenances thereto. As of the date of this Lease, Landlord requires limits of liability thereunder of not less than the amount of Three Million ($3,000,000.00) dollars per occurrence for bodily or personal injury (including death) and in the amount of Five Hundred Thousand ($500,000.00) Dollars in respect of property damage. The insurance policies required hereunder shall be written by good and solvent insurance companies satisfactory to Landlord, and shall be in such limits as Landlord may reasonably require. All insurance required hereunder shall name Tenant as the insured and shall also name as additional insureds Landlord and such other parties as Landlord shall designate as additional insureds. The insurance required hereby may be carried under a blanket policy covering the Premises and other locations of Tenant, if any. Prior to the time such insurance is first required to be carried by Tenant and thereafter, at least fifteen (15) days prior to the effective date of such policy, Tenant agrees to deliver to Landlord either a duplicate original of the aforesaid policies or a certificate evidencing such insurance, except that the property insurance referred to above, however, must be evidenced by delivery by Tenant to Landlord of the ACORD Form 27, Evidence of Property Insurance Form or its equivalent. Said certificate (including ACORD Form 27 or its equivalent) shall contain an endorsement that such insurance may not be cancelled except upon at least thirty (30) days' prior notice to all insureds thereunder. Tenant's failure to provide and keep in force the aforementioned insurance shall be regarded as a material default hereunder entitling Landlord to exercise any or all of the remedies as provided in this Lease in the event of Tenant's default. At the option of Landlord, the originals of all policies of insurance shall be held by Landlord.


BROKERAGE:

           36. Tenant covenants, represents and warrants that Tenant has had no dealings or communications with any broker or agent in connection with the consummation of this Lease other than the Brokers, and Tenant covenants and agrees to hold harmless and indemnify Landlord and its officers, directors, employees and members from and against any and all cost, expense (including reasonable attorneys' fees) and liability arising out of any inaccuracy or alleged inaccuracy of the above representation. Landlord shall have no liability for any brokerage commissions arising out of a sublease or assignment by Tenant. Tenant's liability under this Article extends to the acts and omissions of any employees, officers, directors, shareholders, members, and representatives of Tenant. Landlord agrees to pay any commission due the Brokers with respect to this Lease pursuant to the terms of separate written agreements. In case any action or proceeding is brought against Landlord by reason of any brokerage claim other than by the Brokers, Tenant, upon written notice from Landlord, will, at Tenant's expense, resist or defend such action or proceeding by counsel approved by Landlord in writing. The provisions of this Article 36 shall survive the expiration or sooner termination of this Lease.


ESTOPPEL CERTIFICATE:

           37. Tenant, shall, at any time and from time to time, as requested by Landlord, upon ten (10) days' prior notice, execute and deliver to Landlord a statement setting forth the Commencement Date, the Expiration Date, the Minimum Rent and Additional Rent and certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force as modified and stating the modifications), the dates to which the Minimum Rent and Additional Rent have been paid, whether or not, to the best knowledge of Tenant, Landlord is in default in performance of any of its obligations under this Lease, and, if so, specifying each such default of which Tenant may have knowledge, and whether there exist any offsets or defenses against enforcement of any of the terms of this Lease upon the part of Tenant to be performed, and, if so, specifying the same, and any other information Landlord may reasonably request, it being intended that any such statement delivered pursuant hereto may be relied upon by others with whom Landlord may be dealing.

HOLDING OVER:

           38. (A) Tenant acknowledges that possession of the entire Premises must be surrendered to Landlord at the expiration or sooner termination of the term hereof. The parties recognize and agree that the damage to Landlord resulting from any failure by Tenant timely to surrender possession of the entire Premises as aforesaid will be substantial, will exceed the amount of annual Minimum Rent and additional rent theretofore payable hereunder, and will be impossible to measure accurately. Tenant therefore agrees that if possession of the entire Premises if not surrendered to Landlord upon the expiration or sooner termination of the term of this Lease, then notwithstanding anything to the contrary contained in this Lease, Tenant shall pay to Landlord for each month and for each portion of any month during which Tenant holds over in the Premises after the expiration or sooner termination of the term hereof, for use and occupancy, Minimum Rent at (i) 150% of the final monthly rate specified in
Article 3 for the first sixty (60) days that Tenant thus remains in possession,
(ii) 200% of the final monthly rate specified in Article 3 for the next sixty
(60) days that Tenant thus remains in possession and (iii) 250% thereafter, together with all Additional Rent payable hereunder (and Landlord may accept such amounts without in any way waiving its rights to require Tenant to vacate the Premises) and, in addition thereto, Tenant shall pay Landlord for all damages, consequential as well as direct, sustained by reason of Tenant's retention of possession.

           (B) If Tenant remains in possession of the Premises, or any part thereof, after the termination of the term of this Lease, such holding over shall, at the election of Landlord expressed in a written notice to Tenant and not otherwise, constitute a tenancy from month-to-month. The provisions of this Article do not imply any right in Tenant to remain in the Premises after the termination of this Lease, or exclude Landlord's right of re-entry or any other right or remedy hereunder or at law which Landlord may have against a holdover tenant. If Tenant shall hold over, Tenant expressly waives any rights it may have under Section 2201 of the New York Civil Practice Law and Rules or any similar statute.


NOTICES:

           39. Every notice, demand, consent, approval, request or other communication (collectively, "notices") which may be or is required to be given under this Lease or by law shall be in writing and shall be sent either by (a) United States certified or registered mail, postage prepaid, return receipt requested, or (b) reputable overnight courier or (c) hand delivery (against confirmation of delivery), and shall be addressed:

                               (i) if to Tenant, addressed to Tenant at the
                     Property, or at such other place as Tenant may from time to time designate by notice to Landlord;

                               (ii) if to Landlord, addressed to the office of
                     Landlord set forth above or at such other place as Landlord may from time to time designate by notice to Tenant.

and the same shall be deemed delivered (A) the third business day after being deposited in the United States mail, (B) the business day following delivery to an overnight courier or (C) when delivered by hand. A copy of any notice to Landlord shall be sent in like manner to Landlord's counsel, Richards & O'Neil, LLP, 885 Third Avenue, New York, New York 10022, Attention: Robert M. Safron, Esq. A notice given by counsel for Landlord or Tenant shall be deemed a valid notice if addressed and sent in accordance with the provisions of this Article. Either party may designate, by similar written notice to the other party, any other address for such purposes. Each of the parties hereto waives personal or any other service other than as provided for in this Article. Notwithstanding the foregoing, either party hereto may give the other party telegraphic notice of the need of emergency repairs. Notices requesting after hours services may be given by delivery to the Building Manager or any other person in the Building designated by Landlord to receive such notices. Landlord's Tax Statements, Landlord's Operating Statements and all other rent bills may be delivered by Landlord via ordinary United States mail.

CHANGE OF LOCATION:

           40. (A) Tenant covenants and agrees that Landlord shall at any time during the term have the absolute and unqualified right, upon notice, to Tenant, to designate as the Premises any part of any other floor in the Building, provided that the rentable square footage of the space substituted for the Premises does not differ from that of the Premises by more than five percent (5%). Such notice shall specify and designate the space so substituted for the Premises. Notwithstanding such substitution of space, and except as otherwise provided herein, this Lease and all the terms, provisions, covenants and conditions contained in this Lease shall remain and continue in full force and effect, except that the Premises shall be and be deemed to be such substitute space (hereinafter called "Substituted Space"), with the same force and effect as if the Substituted Space were originally specified in this Lease as the premises hereunder.

           (B) In the event of the substitution of space as provided in Section 40(A) above:

                               (i) Landlord shall, at Landlord's expense,
                     prepare the Substituted Space in substantially the same manner as Tenant has prepared the Premises and shall have the right to remove any floor covering, wallcovering, cabinet work, and any other decoration to the Substituted Space, as well as telephone lines and any other communication line to the Substitute Space;

                               (ii) as soon as Landlord has completed preparing
                     the Substituted Space as set forth herein, Tenant upon ten
                     (10) days' prior written notice shall move in to the Substitute Space, and promptly following receipt by Landlord of invoices or other satisfactory evidence of such costs, Landlord shall reimburse Tenant for Tenant's actual, reasonable out-of-pocket third party costs to relocate its furnishings, equipment and person property to the Substituted Space. If, however, Tenant shall fail to so move to the Substituted Space, Landlord may, as Tenant's agent, remove Tenant from the Premises so the Substituted Space, at Tenant's sole cost and expense. Failure of Tenant to move to the Substituted Space pursuant to this Article shall be deemed a substantial breach of this Lease.

           (C) Following such substitution of space, if any, Landlord and Tenant shall, promptly at the request of either party, execute and deliver an agreement in recordable form setting forth such substitution of space and the change (if any) in the Minimum Rent, additional rent, and rentable area in the appropriate places in this Lease. Any failure to execute such written agreement shall not affect such substitution of space and the change (if any) in the Minimum Rent, additional rent, and rentable area.


LANDLORD'S CONTRIBUTION:

           41. (A) Landlord shall make a contribution ("Landlord's Contribution") in the amount of sums expended by Tenant for initial permanent leasehold improvements to prepare the Premises for occupancy by the Tenant ("Tenant's Work"), but in no event greater than $29,768.00 in the aggregate. No more than 10% of Landlord's Contribution shall be applied to Soft Costs (as hereinafter defined). Such Landlord's Contribution shall be made in one installment upon Tenant's request for payment and shall be given to Tenant within thirty (30) days after Tenant's satisfaction of the following conditions with respect to such request for payment:

                               (i) Tenant shall have delivered to Landlord a
                     completed requisition for payment, signed and certified as true by Tenant and by Tenant's engineer, architect or designer, stating the amount requested for payment (which shall include an itemized breakdown of the costs and expenses incurred by Tenant) accompanied by copies of paid invoices, bills or receipts (or other evidence reasonably satisfactory to Landlord) for the costs with respect to which such request for payment is being made;

                               (ii) Tenant's Work shall have been completed
                     substantially in accordance with plans and specifications approved by Landlord and otherwise in accordance with all of the terms and conditions of this Lease and such completion shall be certified by Tenant and Tenant's engineer, architect or designer;

                               (iii) Tenant shall not be in default under this
                     Lease; and

                               (iv) Tenant shall have fully paid all bills for
                     labor, materials and services in connection with Tenant's Work, and Tenant shall provide Landlord with (i) satisfactory evidence of payment thereof, including paid bills and cancelled checks, (ii) executed lien waivers from all contractors respecting work performed through Tenant's request for payment, and (iii) evidence that the applicable municipal departments have issued the appropriate sign-offs relating to Tenant's Work, including, without limitation, a completion letter from the New York City Department of Buildings.

           (B) Upon Tenant's failure to properly perform, complete and fully pay for Tenant's Work, as reasonably determined by Landlord, Landlord shall be entitled to draw on any security deposited under this Lease to the extent it deems necessary to complete Tenant's Work, to effect any necessary restoration and/or protection of the Premises or the Building and to apply such funds to the payment or satisfaction of any costs, damages or expenses in connection with the foregoing and/or Tenant's obligations under this Article and this Lease relating to Tenant's Work and repairs, including, without limitation, the satisfaction of any mechanic's lien.

           (C) Tenant's Work shall be performed by Tenant in compliance with Landlord's Rules and Regulations, all applicable requirements of insurance bodies, and with all applicable Legal Requirements (including, without limitation, the Americans With Disabilities Act of 1990), and the same shall be diligently performed in a good and workmanlike manner.

           (D) The term "Soft Costs" shall mean any amounts paid by Tenant in connection with Tenant's Work attributable to architect, engineering, and permit and filing fees.


CERTAIN RIGHTS RESERVED TO LANDLORD:

           42. Landlord reserves the following rights:

           (A) To name the Property.

           (B) To install and maintain a sign or signs on the Property.

           (C) To constantly have pass keys to the Premises and to any portion(s) of the Premises that is secured by Tenant.

           (D) To close the Building for all days observed by the State or Federal Government as legal holidays and those designated as holidays by the applicable building service union employees service contract or by the applicable Operating Engineers contract with respect to HVAC service.


HAZARDOUS MATERIALS:

           43. (A) Tenant hereby represents, warrants and covenants that it shall not install or permit any Hazardous Materials (as hereinafter defined) to be placed or stored in or about the Premises. Tenant shall indemnify and hold Landlord harmless from and against any claims, demands, losses, liabilities, penalties and damages arising out of, or in any way connected with the installation, placement, storage or release of Hazardous Materials used or installed by Tenant, Tenant's employees, contractors or agents upon the Premises. If Tenant, or its employees, contractors or agents install, use, store or place Hazardous Materials in the Premises, Tenant shall be obligated to remove and dispose of said Hazardous Materials in compliance with all Legal Requirements. This covenant shall survive the expiration or earlier termination of this Lease.

           (B) As used herein, the term "Hazardous Materials" shall be any petroleum product, asbestos product, or any other material, substance or waste that is now, or hereafter during the Term, recognized as being hazardous or dangerous to health or the environment by any federal, state or local agency having jurisdiction over the Building.

CONDOMINIUM CONVERSION:

           44. (A) Tenant hereby acknowledges and agrees that Landlord shall have the right, at any time during the Term in its sole discretion, to convert (the "Condominium Conversion") the Building and the Land to the condominium form of ownership, consisting of two (2) or more condominium units and theirs respective, undivided interests in the common elements of such condominium (the "Condominium Units") (as so converted, the Land and the Building are sometimes hereinafter referred to collectively as the "Condominium"). Landlord shall give Tenant not less than thirty (30) days' notice of such proposed Condominium Conversion. In the event that Landlord proceeds with the Condominium Conversion:

                        (i) Tenant shall promptly cooperate in all respects with
                  Landlord's efforts to accomplish such Condominium Conversion, such cooperation to include, without limitation, the execution, to the extent deemed necessary by Landlord, of any documents reasonably necessary to the formation and/or conduct of the Condominium (the "Condominium Documents"). Tenant acknowledges that the Condominium Documents may include, without limitation, a Declaration of Condominium, Condominium By-Laws and a subordination of this Lease to such Condominium Documents.

                        (ii) The Condominium Unit of which the Premises forms a
                  part (the "Tenant Unit") may consist in whole or in part of the Premises.

                        (iii) The contents of the Condominium Documents shall be
                  binding upon the Tenant Unit and Tenant.

                        (iv) The Condominium Documents shall provide for the
                  fair and equitable allocation of the expenses of the Condominium among the various Condominium Units.

           (B) In the event that the Land and Building are converted to condominium ownership, then notwithstanding anything to the contrary contained in Article 5 hereof, for purposes of calculating Tenant's Tax Payment with respect to the Tenant Unit, the following provisions shall apply:

                        (i) The terms "Land", "Building", and "Property", as
                  they appear herein, shall be deemed to collectively refer to the Tenant Unit;

                        (ii) Tenant's Proportionate Share shall be a fraction,
                  expressed as a percentage, the numerator of which shall be the number of rentable square feet contained in the Premises and the denominator of which shall be the number of rentable square feet contained in the Tenant Unit; and

                        (iii) The term "Tax Base", as it appears in Article 5
                  hereof, shall be recalculated by Multiplying the Tax Base in effect prior to such recalculation, on a per rentable square foot basis, by the number of rentable square feet in the Tenant Unit.

           (C) In the event that Land and Building are converted to condominium ownership, then notwithstanding anything to the contrary contained in Article 5 hereof, for purposes of calculating Tenant's payment on account of the Operating Excess with respect to the Tenant Unit, the following provisions shall apply:

                  (i) The term "Operating Expenses", as it appears in Article 5 hereof, shall be deemed to refer to expenses incurred by or allocable to the Tenant Unit, including, without limitation, the Tenant Unit's proportionate share of such items otherwise in the nature of Operating Expenses which are payable as common area charges attributable to the Tenant Unit, as such common area charges shall be determined pursuant to the Condominium Documents;

                  (ii) Tenant's Proportionate Share shall be a fraction, expressed as a percentage, the numerator of which shall be the number of rentable square feet contained in the Premises and the denominator of which shall be the number of rentable square feet contained in the Tenant Unit; and

                  (iii) The term "Base Operating Expenses," as it appears in
Article 5 hereof, shall be recalculated by multiplying the Base Operating Expenses in effect prior to such recalculation, on a per rentable square foot basis, by the number of rentable square feet in the Tenant Unit.

                  (iv) In no event shall the conversion of the Land and Building to condominium form of ownership result in any increased expenses, whether taxes, operating or otherwise, to Tenant, or reduce beyond a de minimis extent any rights, title, interests or benefits afforded Tenant pursuant to this Lease.


MISCELLANEOUS:

           45. (A) If any of the provisions of this Lease, or the application thereof to any person or circumstances, shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such provision or provisions to persons or circumstances other than those as to whom or which it is held invalid or unenforceable, shall not be affected thereby, and every provision of this Lease shall be valid and enforceable to the fullest extent permitted by law.

           (B) This Lease shall be governed in all respects by the laws of the State of New York.

           (C) If, in connection with obtaining financing for the Building, a bank, insurance company or other lending institution shall request reasonable modifications to this Lease as a condition to such financing. Tenant will not unreasonably withhold its consent thereto, provided that such modifications do not materially and adversely affect Tenant's rights or obligations hereunder.

           (D) Whenever it is specifically provided in this Lease that a party's consent is not to be unreasonably withheld, a response to a request for such consent shall also not be unreasonably delayed. If either Landlord or Tenant considers that the other has unreasonably withheld or delayed a consent, it shall so notify the other party within thirty (30) days after receipt of notice of denial of the requested consent or, in case notice of denial is not received within ten (10) days after making its request for the consent, within ten (10) days thereafter. Tenant hereby waived any claim against Landlord which it may have based upon any assertion that Landlord has unreasonably withheld or unreasonably delayed any such consent, and Tenant agrees that its sole remedy shall be an action or proceeding to enforce any such provision or for specific performance, injunction or declaratory judgment. In the event of such a determination, the requested consent shall be deemed to have been granted; however, Landlord shall have no liability to Tenant for its refusal or failure to give such consent. The sole remedy for Landlord's unreasonably withholding or delaying of consent shall be as provided in this Section. Notwithstanding anything to the contrary provided in this Lease, in any instance where the consent of a ground lessor and/or a mortgagee is required, Landlord shall not be required to give its consent until and unless such ground lessor and/or mortgagee has given its consent. Landlord agrees to seek such consent if Landlord would otherwise consent in such instance.

           (E) The persons executing this Lease on behalf of Landlord and Tenant each hereby represents and warrants that they have been duly authorized to execute this Lease for and on behalf of such party.

           (F) Tenant shall not place any signage on the entrance to the Premises other than the Building standard signage to be furnished by Landlord to Tenant at Tenant's cost and expense. The listing of any name other than that of Tenant, whether on the doors of the Premises, on the Building directory, if any, or otherwise, shall not operate to vest any right or interest in this Lease or in this Premises, nor shall it be deemed to be the consent of Landlord to any assignment or transfer of this Lease, to any sublease of the Premises, or to the use or occupancy thereof by others.

           (G) If Tenant is a partnership (or is comprised of two (2) or more persons, individually, or as joint ventures or as copartners of a partnership, which for purposes of this Section shall include a limited liability partnership and a limited liability company) or if Tenant's interest in this Lease shall be assigned to a partnership (or to two (2) or more persons, individually, or as joint ventures or as copartners or a partnership) (any such partnership and such persons are referred to in this Section as "Partnership Tenant"), the following provisions shall apply to such Partnership Tenant: (i) the liability of each of the parties comprising Partnership Tenant shall be joint and several, and (ii) each of the parties compromising Partnership Tenant hereby consents in advance to and agrees to be bound by, any modifications, termination, discharge or surrender of this Lease which may hereafter be made and by any notices, demands, requests or other communications which may hereafter be given, by Partnership Tenant, and (iii) any bills, statements, notices, demands, requests or other communications given or rendered to Partnership Tenant or to any of the parties comprising Partnership Tenant shall be deemed given or rendered to Partnership Tenant or to any of the parties comprising Partnership Tenant and shall be binding upon Partnership Tenant and all parties, and (iv) if Partnership Tenant shall admit new partners, all such new partners shall, by their admission to Partnership Tenant, be deemed to have assumed performance of all of the terms, covenants and conditions of this Lease on Tenant's part to be observed and performed and (v) Partnership Tenant shall give prompt notice to Landlord of the admission of any such new partners.

           (H) In the event that Landlord or Tenant places the enforcement of this Lease or the collection of any Minimum Rent or additional rent due, or to become due hereunder, or recovery of the possession of the Premises, in the hands of an attorney, or files suit upon the same, Landlord shall recover its attorneys' fees, disbursements and court costs from Tenant in connection with such matter, unless Tenant shall obtain a judgment against Landlord in an action thereon. The provisions of this paragraph shall survive the expiration or earlier termination of this Lease.

           (I) Landlord and Tenant understand, agree, and acknowledge that (i) this Lease has been freely negotiated by both parties and (ii) in any controversy, dispute, or contest over the meaning, interpretation, validity, or enforceability of this Lease or any of its terms or conditions, there shall be no inference, presumption, or conclusion drawn whatsoever against either party by virtue of that party having drafted this Lease or any portion thereof.

           (J) Notwithstanding anything herein to the contrary, it is to be strictly understood and agreed that (X) the submission by Landlord to Tenant of any drafts of this Lease or any correspondence with respect thereto shall (i) be deemed submission solely for Tenant's consideration and not for acceptance and execution, (ii) have no binding force or effect, (iii) not constitute an option for the leasing of the Premises or a lease or conveyance of the Premises by Landlord to Tenant and (iv) not confer upon Tenant or any other party any title or estate in the Premises, (Y) the terms and conditions of this Lease shall not be binding upon either party hereto in any way unless and until it is unconditionally executed and delivered by both parties in their respective sole and absolute discretion and all conditions precedent to the effectiveness thereof shall have been fulfilled or waived, and (Z) if this Lease is not so executed and delivered for any reason whatsoever (including, without limitation, either party's willful or other refusal to do so or bad faith), neither party shall be liable to the other with respect to this Lease on account of any written or oral representations, negotiations, any legal or equitable theory (including, without limitation, part performance, promissory estoppel, or undue enrichment) or otherwise.

                                            G.S. 505 PARK, LLC
                                            By:  GLORIOUS SUN 505 PARK INC.



                                            By:        CHUN TO YEUNG
                                                       -------------
                                                       Name:  Chun To Yeung
                                                       Title:  President

                                            CONTINENTAL CHOICE CARE, INC.



                                            By:        STEVEN L. TRENK
                                                       ---------------
                                                       Name:  Steven L. Trenk
                                                       Title:  President

                                    EXHIBIT A

                                 LEASED PREMISES
                                 ---------------



                                    [DIAGRAM]

                                    EXHIBIT B

                              RULES AND REGULATIONS

           1. Tenant shall maintain the Premises and all corridors immediately adjoining the Premises in a clean, orderly and sanitary condition and free of insects, rodents, vermin and other pests. Tenant will, at its own cost and expense, cause the premises to be exterminated from time to time by a responsible contractor to Landlord's reasonable satisfaction. Tenant shall not solicit business, distribute handbills or other advertising matter or hold demonstrations in the areas adjacent to the Building; nor shall Tenant permit the parking of delivery vehicles so as to interfere with the use of any driveway, walk or other area adjacent to the Building.

           2. The sidewalks, driveways, entrances, passages, courts, lobby, plazas, elevators, vestibules, stairways, corridors or halls shall not be obstructed or encumbered by any tenant or used for any purpose other than ingress and egress to and from the Premises and Tenant shall not permit any of its employees, agents or contractors, invited guests and clients to congregate in any of said areas. No door mat of any kind whatsoever shall be placed or left in any public hall or outside any entry door of the Premises.

           3. Tenant shall not permit accumulations of any refuse in the Premises or any adjacent corridors and will pay Landlord's reasonable charges for the removal of any "wet garbage" or refuse not produced in the normal course of Tenant's business.

           4. No awnings or other projections shall be attached to the outside walls of the Building. No curtains, blinds, shades or screens shall be attached to or hung in, or used in connection with, any window or door of the Premises, without the prior written consent of Landlord. Such curtains, blinds, shades or screens shall be attached to or hung in, or used in connection with, any window or door of the Premises, without the prior written consent of Landlord. Such curtains, blinds, shades or screens must be of a quality, type, design and color, and attached in the manner, approved by Landlord.

           5. No sign, insignia, advertisement, object, notice or other lettering shall be exhibited, inscribed, painted or affixed by any tenant or any part of the outside or so as to be visible from the outside of the Premises, or any part of the Premises which shall be visible from the exterior thereof, without first obtaining Landlord's written approval of such painting or decoration. Tenant further agrees to design and to maintain such sign or decoration as may be approved by Landlord in good condition and repair at all times. In the event of the violation of the foregoing by any tenant, Landlord may remove the same without any liability, and may charge the expenses incurred in such removal to the tenant or tenants violating this rule. Interior signs and lettering on doors and director tablet shall, if and when approved by Landlord, be inscribed, painted or affixed for each tenant by Landlord at the expense of such tenant, and shall be of a size, color and style acceptable to Landlord.

           6. The sashes, sash doors, skylights, windows, and doors that reflect or admit light and air into the halls, passageways or other public places in the Building shall not be covered or obstructed by Tenant, nor shall any bottles, parcels, or other articles be placed on the window sills.

           7. No showcases or other articles shall be put in front of or affixed to any part of the exterior of the Building, nor placed in the halls, corridors or vestibules. If the premises shall be an entire floor, the elevator lobby in the Premises shall be kept neat, orderly and fresh in appearance to Landlord's satisfaction.

           8. The water and wash closets and other plumbing fixtures shall not be used for any purposes other than those for which they were designed or constructed, and no sweepings, rubbish, rags, acids or other substances shall be thrown or deposited therein. All damages resulting from any misuse of the fixtures shall be repaired at the expense of the tenant who, or whose servants, employees, agents, contractors, invited guests and clients or licensees shall have caused the same.

           9. No tenant shall mark, paint, drill into or in any way deface, any part of the Premises or the Building. No boring, cutting, or stringing of wires shall be permitted, except with the prior written consent of Landlord, and as Landlord may direct. No tenant shall lay linoleum, or other similar floor covering, so that the same shall come in direct contact with the floor of the Premises, and, if linoleum or other similar floor covering is desired to be used an interlining of builder's deadening felt shall be first affixed to the floor, by a paste or other material, soluble in water, the use of cement or other similar adhesive material being expressly prohibited.

           10. No bicycles, vehicles, animals fish or birds of any kind shall be brought into or kept in or about the Premises.

           11. No noise, including, but not limited to, music or the playing of musical instruments, recordings, radio or television which, in the judgment of Landlord, might disturb other tenants in the Building, shall be made or permitted by any tenant. Nothing shall be done or permitted in the Premises by Tenant which would impair or interfere with the use of enjoyment by any other tenant of any other space in the Building. No Tenant shall permit anyone to throw anything out of the doors, windows or skylights or down the passageways. Tenant shall keep all mechanical apparatus free of vibration and noise which may be transmitted beyond the confines of the Premises.

           12. Tenant, its servants, employees, agents, contractors, invited guests, clients, or licensees, shall not at any time bring or keep upon the Premises any explosive, toxic or hazardous fluid, chemical or substance, nor any inflammable or combustible objects or materials.

           13. Except in those areas designated by Tenant as "security areas", additional locks or bolts of any kind which shall be operable by the Grand Master Key for the Building shall not be placed upon any of the doors or windows by any tenant, nor shall any changes be made in locks or the mechanism thereof which shall make such locks inoperable by said Grand Master Key. Each tenant shall, upon the termination of its tenancy, turn over to the Landlord all keys of stores, offices and toilet rooms, either furnished to, or otherwise procured by, such tenant and in the event of the loss of any keys furnished by Landlord, such tenant shall pay to Landlord the cost thereof.

           14. All removals, or the carrying in or out of any safe, freight, furniture, packages, boxes, crates or any other object or matter of any description must take place during such hours and in such elevators as Landlord or its Agent may determine from time to time. Landlord reserves the right to inspect all objects and matter to be brought into the Building and to exclude from the Building all objects and matter which violate any of these Rules and Regulations or the lease of which these Rules and Regulations are a part. Landlord may require any person leaving the Building with any package or other object or matter to submit a pass, listing such package or object or matter, from the tenant from whose premises the package or object or matter is being removed, but the establishment and enforcement of such requirement shall not impose any responsibility on Landlord for the protection of any tenant against the removal of property from the Premises of such tenant. Landlord shall, in no way, be liable to Tenant for damages or loss arising from the admission, exclusion or ejection of any person to or from the Premises or the Building under the provisions of this Rule 14 or of Rule 16 hereof.

           15. Tenant shall not occupy or permit any portion of the Premises to be occupied as an office for a public stenographer or public typist, or for the possession, storage, manufacture, or sale of beer, wine or liquor, narcotics, dope, tobacco in any form, or as a barber, beauty or manicure shop, or as an employment bureau. Tenant shall not engage or pay any employees of the Premises, except those actually working for Tenant on the Premises, nor advertise for laborers giving an address at the Premises. Tenant shall not use the Premises or any part thereof, or permit the Premises or any part thereof to be used, for manufacturing, or for the sale at auction of merchandise, goods or property of any kind.

           16. Tenant shall not obtain, purchase or accept for use in the Premises ice, drinking water, food or beverage (it being understood that Tenant and its employees shall have the right to have ice, drinking water, food and beverage delivered to the Premises by outside services for their consumption), towel, barbering, boot blacking, cleaning, floor polishing or other similar services from any persons not authorized by Landlord in wiring to furnish such services, provided always that the charges for such services by persons authorized by Landlord are not excessive. Such services shall be furnished only at such hours, in such places within the Premises, and under such regulations as may be fixed by Landlord. Tenant shall not purchase or contract for waxing, rug shampooing, venetian blind washing, furniture polishing, lamp servicing, cleaning of electric fixtures, removal of garbage or towel services in the Premises except from contractors, companies or persons approved by the Landlord.

           17. Landlord shall have the right to prohibit any advertising or display of any identifying sign by any tenant which in Landlord's judgment tends to impair the reputation of the Building or its desirability as a Building for offices, and upon written notice from Landlord, such tenant shall refrain from or discontinue such advertising, or identifying sign.

           18. Landlord reserves the right to exclude from the Building during hours other than business hours (as defined in the foregoing lease) all persons who do not present a pass to the Building signed by Landlord. All persons entering and/or leaving the Building during hours other than business hours may be required to sign a register. Landlord will furnish passes to persons for whom tenant requests same in writing. Tenant shall be responsible for all persons for whom Tenant requests such pass and shall be liable to Landlord for all acts or omissions of such persons.

           19. Tenant, before closing and leaving the Premises at any time, shall see that all lights are turned out. All entrance doors in the Premises shall be left locked by Tenant when the Premises are not in use. Entrance doors shall not be left open at any time.

           20. Unless Landlord shall furnish electrical energy hereunder as a service included in the rent, Tenant shall, at Tenant's expenses, provide artificial light and electrical energy for the employees of Landlord and/or Landlord's contractors while doing janitor services or other cleaning in the Premises and while making repairs or alterations in the Premises.

           21. The Premises shall not be used for lodging or sleeping or for any immoral or illegal purposes.

           22. The requirements of tenants will be attended to only upon application at the office of the Building. Employees of Landlord shall not perform any work or do anything outside of their regular duties, unless under special instructions from Landlord.

           23. Canvassing, soliciting and peddling in the Building are prohibited and each tenant shall cooperate to prevent the same.

           24. There shall not be used in any space, or in the public halls of the Building, either by any tenant or by jobbers or any others, in the moving or delivery or receipt of safe, freight, furniture, packages, boxes, crates, paper, office material, or any other matter or thing, any hand trucks except those equipped with rubber tires, side guards and such other safeguards as Landlord shall require. No hand trucks shall be used in passenger elevators, and no such passenger elevators shall be used for the moving, delivery or receipt of the aforementioned articles.

           25. Tenant shall not cause or permit any odors of cooking or other processes or any unusual or objectionable odors to emanate or be dispelled from the Premises which would annoy other tenants or create a public or private nuisance. No cooking shall be done in the Premises except as is expressly permitted in the foregoing lease.

           26. Tenant shall cooperate with Landlord in obtaining maximum effectiveness of the cooling system by lowering and closing venetian blinds and/or drapes and curtains when the sun's rays fall directly on the windows of the Premises.

           27. Tenant shall not place a load upon any floor of the Premises which exceeds the load per square foot which such floor is designed to carry and which is then allowed by law. Landlord reserves the right to direct the positioning of all heavy equipment, furniture and fixtures which Tenant desires to place in the Premises so as to distribute properly the weight thereof and to require the removal of any equipment or furniture which exceeds the weight limit. Placement of a safe within the premises is prohibited without obtaining written consent from Landlord and Landlord's structural Engineer. Cost for engineering study to be paid by Tenant.

           28. Landlord reserves the right to rescind, alter or waive any rule or regulation at any time prescribed for the Building when, in its judgment, it deems it necessary or desirable for the reputation, safety, care or appearance of the Building, or the preservation of good order therein, or the operation or maintenance of the Building or the equipment thereof, or the comfort of tenants or others in the Building. No rescission, alteration or waiver of any rule or regulation in favor of one tenant shall operate as a rescission, alteration or waiver in favor of any other tenant.

                                    EXHIBIT C

                          LEASE COMMENCEMENT AGREEMENT
                          ----------------------------

                  This Lease Commencement Agreement ("Agreement") is made this _____ day of ____________, 200_, by and between _____________________
("Landlord"), and _________________ ("Tenant").

                  WHEREAS, Landlord and Tenant have entered into a Lease dated ______________, 200_, ("Lease") with respect to certain space on the ____ floor of the _____________________________________________________, referred to in the
Lease and in this Agreement as the "demised premises");

                  WHEREAS, the Commencement Date of the Lease and other factors with respect to the said demised premises are dependent upon the occurrence of certain events and the establishment of certain facts.

                  NOW, THEREFORE, in consideration of the foregoing premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant warrant and represent each to the other as follows:

                  1.  The demised premises were delivered to Tenant on
                      ______________.

                  2.  The Commencement Date is _________, 20__.

                  3.  The Rent Commencement Date is _______________, 20___.

                  4.  The Expiration Date is ______________, 20 ___.

                  5.  The initial Minimum Rent is $_________________.

                  6. [IF LANDLORD PERFORMS WORK] [Tenant's] Work [Landlord's Work] is completed and Landlord has no further obligations with respect to work to be performed at the Premises.

           Except as amended herein, all of the other terms, covenants and conditions of the Lease are and shall remain in full force and effect and are hereby ratified and confirmed.

           This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

           IN WITNESS WHEREOF, Landlord and Tenant do hereby execute this Agreement under seal on the day and year first above written.

                                          G.S. 505 PARK, LLC
                                          By:        GLORIOUS SUN 505 PARK INC.



                                          By: ______________________________
                                                     Name:
                                                     Title:



                                          [TENANT]



                                          By: _______________________________
                                                     Name:
                                                     Title: